UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  |X|
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      14a-6(e)(2))
|X|   Definitive Proxy Statement
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|_|   Soliciting Material Pursuant to Section 240.14a-12

                                TEGAL CORPORATION
--------------------------------------------------------------------------------

                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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      paid previously. Identify the previous filing by registration statement
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      (1)   Amount Previously Paid:
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

                                TEGAL CORPORATION

                          2201 SOUTH MCDOWELL BOULEVARD

                           PETALUMA, CALIFORNIA 94954

                                 ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               SEPTEMBER 21, 2004

                                 ---------------

      The Annual Meeting of Stockholders of Tegal Corporation, a Delaware corporation, ("we," "us" and the "Company") will be held on Tuesday, September 21, 2004, at 10:00 a.m. local time, at our headquarters at 2201 South McDowell Boulevard, Petaluma, California 94954 for the following purposes:

            1. To elect four directors to serve for one year and until their successors are duly elected and qualified. The names of the nominees to the Board of Directors are set forth in the accompanying proxy statement, which is part of this notice;

            2. To approve our Sixth Amended and Restated1998 Equity Participation Plan pursuant to which the number of shares available for issuance under the plan will be increased from 6,400,000 to 10,000,000;

            3. To approve our Fourth Amended and Restated Option Plan for Outside Directors pursuant to which the number of shares available for issuance under the plan will be increased from 600,000 to 1,600,000, and the formula pursuant to which our outside directors are automatically granted options will be amended;

            4. To approve our Second Amended and Restated Employee Qualified Stock Purchase Plan pursuant to which the number of shares available for issuance under the plan will be increased from 500,000 to 1,000,000;

            5. To ratify the appointment of Moss Adams LLP as our independent auditors for the fiscal year ending March 31, 2005; and

            6. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements of the Annual Meeting.

      The Board of Directors has fixed the close of business on August 12, 2004 as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Annual Meeting or at any adjournments of the Annual Meeting.

      In order to ensure your representation at the Annual Meeting, you are requested to submit your proxy by the Internet, by telephone or by signing and dating the enclosed proxy as promptly as possible and returning it in the enclosed envelope (to which no postage need be affixed if mailed in the United States). If you attend the Annual Meeting and file with the Secretary of Tegal Corporation an instrument revoking your proxy or a duly executed proxy bearing a later date, your proxy will not be used.

      All stockholders are cordially invited to attend the Annual Meeting.

                                       By Order of the Board of Directors

                                       TEGAL CORPORATION

                                       /s/ Michael L. Parodi
                                       -----------------------------------------

                                       MICHAEL L. PARODI
                                       President and CEO

Petaluma, California

August 20, 2004

                                TEGAL CORPORATION

                                ----------------

                                 PROXY STATEMENT

                       FOR ANNUAL MEETING OF STOCKHOLDERS

                               SEPTEMBER 21, 2004

                                ----------------

                                  INTRODUCTION

GENERAL

      This proxy statement is furnished in connection with the solicitation of proxies in the form enclosed for use at the Annual Meeting of Stockholders of Tegal Corporation, a Delaware corporation, to be held at 10:00 a.m. local time on Tuesday, September 21, 2004 and at any adjournments or postponements of the Annual Meeting for the purposes of (1) electing four directors; (2) approving our Sixth Amended and Restated 1998 Equity Participation Plan pursuant to which the number of shares available for issuance under the plan will be increased from 6,400,000 to 10,000,000; (3) approving our Fourth Amended and Restated Option Plan for Outside Directors pursuant to which the number of shares available for issuance under the plan will be increased from 600,000 to 1,600,000, and the formula pursuant to which our outside directors are automatically granted options will be amended; (4) approving our Second Amended and Restated Employee Qualified Stock Purchase Plan pursuant to which the number of shares available for issuance under the plan will be increased from 500,000 to 1,000,000; (5) ratifying the appointment of Moss Adams LLP as our independent auditors for the fiscal year ending March 31, 2005; and (6) transacting such other business as may properly come before the Annual Meeting and any adjournments or postponements of the Annual Meeting. The approximate date when this proxy statement and accompanying form of proxy are first being sent to stockholders is August 20, 2004.

SOLICITATION

      This solicitation is made on behalf of our Board of Directors. Costs of the solicitation will be borne by us. Our directors, officers and employees and our subsidiaries may also solicit proxies by telephone, fax or personal interview. No additional compensation will be paid to such directors, officers or employees or subsidiaries for such services. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to stockholders. The Company has retained The Altman Group, Inc. to perform those services normally associated with securing votes from stockholders in connection with the Annual Meeting. The costs of printing, mailing, contacting banks, brokers and proxy intermediaries, soliciting votes and other activities related to the solicitation are estimated to be approximately $50,000.

VOTING

      Holders of record of our common stock, par value $0.01 per share, as of the close of business on August 12, 2004 are entitled to receive notice of, and to vote at, the Annual Meeting. The outstanding common stock constitutes the only class of our securities entitled to vote at the Annual Meeting, and each share of common stock entitles the holder to one vote. At the close of business on July 12, 2004, there were 45,684,989 shares of common stock issued and outstanding. Two or more stockholders representing a majority of the outstanding shares must be present in person or by proxy to constitute a quorum for the transaction of business at the Annual Meeting.

      Mellon Investor Services, LLC will appoint election inspectors for the meeting to determine whether or not a quorum is present, and to tabulate votes cast by proxy or in person at the Annual Meeting.

      Unless contrary instructions are indicated on the proxy, all shares represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR

      o     the election of all of the directors nominated below;

      o the approval of our Sixth Amended and Restated 1998 Equity Participation Plan pursuant to which the number of shares available for issuance under the plan will be increased from 6,400,000 to 10,000,000;

      o the approval of our Fourth Amended and Restated Option Plan for Outside Directors pursuant to which the number of shares available for issuance under the plan will be increased from 600,000 to 1,600,000, and the formula pursuant to which our outside directors are automatically granted options will be amended;

      o the approval of our Second Amended and Restated Employee Qualified Stock Purchase Plan pursuant to which the number of shares available for issuance under the plan will be increased from 500,000 to 1,000,000; and

      o the ratification of the appointment of Moss Adams LLP as our independent auditors for the fiscal year ending March 31, 2005.

      With respect to any other business that may properly come before the Annual Meeting and be submitted to a vote of stockholders, proxies received by the Board of Directors will be voted in accordance with the best judgment of the designated proxy holders. Any proxy may be revoked at any time before it is exercised by filing with the Secretary an instrument revoking it or by submitting prior to the time of the Annual Meeting a duly executed proxy bearing a later date. Stockholders who have executed and returned a proxy and who then attend the Annual Meeting and desire to vote in person are requested to so notify the Secretary prior to the time of the Annual Meeting.

      Shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal or proposals) will be counted as shares that are present for purposes of determining the presence of a quorum.

      In voting for the election of directors each share has one vote for each position to be filled, and there is no cumulative voting, which means that a simple majority of the shares voting may elect all of the directors. Abstentions and broker non-votes will have no effect on the outcome of the election of directors. In voting with respect to all other proposals, the approval of a majority of the shares of common stock present and entitled to vote at the Annual Meeting is required for approval of the proposal. Abstentions therefore have the same effect as negative votes on such proposals, and broker non-votes are not counted for any purpose in determining whether such proposals have been approved.

VOTING ELECTRONICALLY OVER THE INTERNET OR BY TELEPHONE

      Shareholders whose shares are registered in their own names may vote by mail or electronically over the Internet or by telephone. Instructions for voting over the Internet or by telephone are set forth in the enclosed proxy card. The Internet and telephone voting facilities will close at 11:59 PM (Eastern Time) on September 20, 2004, or the day prior to the annual meeting day. If your shares are held in street name, the voting instruction form should indicate whether the institution has a process for beneficial holders to provide voting instructions over the Internet or by telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communication Services online program. This program allows eligible shareholders who receive a paper copy of the proxy statement the opportunity to vote over the Internet or by telephone. If your voting instruction form does not reference Internet or telephone information, please complete and return the paper voting instruction form in the self-addressed, postage-paid envelope provided. Shareholders who vote over the Internet or by telephone need not return a proxy card or voting instruction form by mail but may incur costs, such as usage charges, from telephone companies or Internet service providers.

                              GENERAL INFORMATION

      We were formed in December 1989 to acquire the operations of the former Tegal Corporation, a division of Motorola, Inc. The predecessor company was founded in 1972 and acquired by Motorola in 1978. Our principal executive offices are located at 2201 South McDowell Boulevard, Petaluma, California 94954. Our telephone number is (707) 763-5600.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

      Our Board of Directors is currently comprised of four members. Directors are elected at each Annual Meeting and hold office until their successors are duly elected and qualified at the next Annual Meeting. Pursuant to our bylaws and a resolution adopted by the Board of Directors, the authorized number of members of the Board of Directors has been set at six. Our bylaws require that there be a minimum of two and maximum of eight members of the Board of Directors.

      In the absence of instructions to the contrary, the persons named as proxy holders in the accompanying proxy intend to vote in favor of the election of the four nominees designated below to serve until the 2005 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified. Messrs. Dohring, Krauss, Wadsworth and Parodi are current directors. The Board of Directors expects that each of the nominees will be available to serve as a director, but if any such nominee should become unavailable or unwilling to stand for election, it is intended that the shares represented by the proxy will be voted for such substitute nominee as may be designated by the Board of Directors. Because the Board of Directors remains in the process of seeking candidates for two vacant positions on the board, we have fewer nominees named than the number fixed by our bylaws. Stockholders may not vote for a greater number of persons than the number of nominees named.

NOMINEES FOR ELECTION AS DIRECTOR

                                                       DIRECTOR    NEW TERM
NAME                                       AGE          SINCE     WILL EXPIRE
----                                       ---          -----     -----------
Edward A. Dohring ......................    71          1996          2005
Jeffrey M. Krauss ......................    47          1992          2005
Michael L. Parodi ......................    56          1997          2005
H. Duane Wadsworth .....................    67          2002          2005

      Edward A. Dohring has served as a director of Tegal since September 1996. From October 1994 through December 1998, he was the President of SVG Lithography Systems, Inc., a subsidiary of Silicon Valley Group, Inc. From July 1992 to October 1994 he was President of the Track Division of Silicon Valley Group, Inc. Prior to joining Silicon Valley Group, Inc., Mr. Dohring was the President of Advantage Production Technology, Inc. from 1991 to 1992, when it was sold to Genus. Mr. Dohring was a member of the Semiconductor Equipment and Materials International Board of Directors from 1977 to 1989. He currently serves on the Board of Directors of MTI, Tropel and Chapman Instruments and is a Trustee of the SUNY Maritime College.

      Jeffrey M. Krauss has served as a director of Tegal since June 1992. Since April 2000, Mr. Krauss has been a Managing Member of Psilos Group Managers, LLC, a New York based venture capital firm, and a Managing Member of the general partner of Psilos Group Partners I, LP, Psilos Group Partners II, LP, and Psilos Group Partners II SBIC, LP, each a venture capital partnership. From 1990 until April 2000, Mr. Krauss was a general partner of the general partner of Nazem & Company III, L.P. and Nazem & Company IV, L.P., both venture capital funds. He was also a general partner of The Transatlantic Fund, a joint venture between Nazem & Company and Banque Nationale de Paris of France. Prior to joining Nazem & Company, Mr. Krauss was a corporate attorney with the law firm of Simpson Thacher & Bartlett, where he specialized in leveraged buyout transactions. He currently serves as Chairman of the Board of Quovadx, Inc and as a director of APS Healthcare, Inc., One Shield, Inc., Cohesive Technologies, Inc., Royal Healthcare, ICS, Inc. and Miavita, Inc.

      Michael L. Parodi joined Tegal as director, President and Chief Executive Officer in December 1997. He was elected to the additional post of Chairman of the Board in March 1999. From 1991 to 1996, Mr. Parodi was Chairman of the Board, President and Chief Executive Officer of Semiconductor Systems, Inc., a manufacturer of photolithography processing equipment sold to the semiconductor and thin film head markets until Semiconductor Systems, Inc. was merged with FSI International. Mr. Parodi remained with FSI International as Executive Vice President and General Manager of Semiconductor Systems, Inc. from the time of the merger to December 1997, integrating Semiconductor Systems, Inc. into FSI International. In 1990, Mr. Parodi led the acquisition of Semiconductor Systems, Inc. from General Signal Corporation. Prior to 1990, Mr. Parodi held various senior engineering and operations management positions with General Signal Corporation, Signetics Corporation, Raytheon Company, Fairchild Semiconductor Corporation and National Semiconductor Corporation. Mr. Parodi currently is a member of the Semiconductor Equipment and Materials International Board of Directors.

      H. Duane Wadsworth was appointed to the Board of Directors in November, 2002. He has served as President of Wadsworth-Pacific Manufacturing Associates, a supplier of electronics to semiconductor manufacturers, since 1963. He also serves as a director of Eclipse Technology, Inc., Micro-Mechanics Ltd. (Holding), Singapore and the Semiconductor Equipment and Material International Board of Directors.

      All directors hold office until our next annual meeting of the stockholders and until their successors have been duly elected or qualified. There are no family relationships between any of our directors or executive officers.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

      In fiscal 2004, the Board of Directors held six meetings. All directors attended at least 75% of the total number of board meetings and meetings of board committees on which the director served during the time he served on the board or committees.

      The Board of Directors has determined each of the following directors is an "independent director" as such term is defined in Marketplace Rule 4200(a)(15) of the National Association of Securities Dealers, or NASD: Edward
A. Dohring, Jeffrey M. Krauss, and H. Duane Wadsworth.

      The Board of Directors has established a standing Audit Committee, a standing Compensation Committee and a standing Nominating Committee. Each of our Audit Committee, Compensation Committee and Nominating Committee is composed entirely of independent directors in accordance with current Nasdaq listing standards. Furthermore, each member of our Audit Committee meets the enhanced independence standards established by the Sarbanes-Oxley Act of 2002 and related rulemaking of the Securities and Exchange Commission (the "SEC"). The Board of Directors has further determined that Jeffrey M. Krauss, Chairman of the Audit Committee, is an "audit committee financial expert," as such term is defined in
Item 401(h) of Regulation S-K promulgated by the SEC, by virtue of his relevant experience listing in his biographical summary provided above in the section entitled "Proposal 1--Election of Directors."

      AUDIT COMMITTEE

      The Audit Committee, consisting of Messrs. Dohring, Krauss (Chairman) and Wadsworth for fiscal 2004, reviews the adequacy of internal controls and the results and scope of the audit and other services provided by our independent auditors. The Audit Committee meets periodically with management and the independent auditors. The Audit Committee held five meetings in fiscal 2004. In June 2000, the Audit Committee adopted an Audit Committee Charter, a copy of which was filed with the SEC as an appendix to our proxy statement for our 2001 annual meeting, and is posted on the Company's website.

      COMPENSATION COMMITTEE

      In fiscal 2004, the Compensation Committee was comprised of Messrs. Dohring (Chairman), Krauss and Wadsworth. The Compensation Committee held one meeting in fiscal 2004. The functions of the Compensation Committee include establishing salaries, incentives and other forms of compensation for our officers and other employees and administering our incentive compensation and benefit plans.

      NOMINATING COMMITTEE

      The Nominating Committee is comprised of Messrs. Wadsworth (Chairman), Krauss and Dohring. There were no Nominating Committee meetings held in fiscal 2004. The functions of the Nominating Committee are to identify qualified candidates for election to the Board of Directors and establish procedures for the director candidate nomination and evaluation. A current copy of the Nominating Committee charter, adopted in July 2004, is posted on our website at http://www.tegal.com.

      The Nominating Committee considers candidates for director nominees proposed by directors, the Chief Executive Officer and stockholders. The Nominating Committee may retain recruiting professionals to identify and evaluate candidates for director nominees. No recruiting professionals were retained for this purpose during fiscal 2004.

      The Nominating Committee strives for a mix of skills and diverse perspectives that are essential for the Board of Directors. In selecting the nominees, the Board of Directors assesses the independence, business judgment, management, accounting and finance, industry and technology knowledge, understanding of manufacturing, leadership, strategic vision, knowledge of international markets and marketing. Further criteria include a candidate's personal and professional ethics, integrity and values, as well as the willingness to devote sufficient time to attend meetings and participate effectively on the Board of Directors.

STOCKHOLDER RECOMMENDATIONS AND COMMUNICATION WITH THE BOARD OF DIRECTORS

      Stockholders may recommend potential candidates for director. Recommended candidates are screened according to the criteria outlined above and some recommended candidates may be interviewed by the Nominating Committee. The same identifying and evaluating procedures apply to all candidates for director nomination, including candidates submitted by stockholders.

      No candidates were recommended by the stockholders during fiscal 2004.

      If you would like the Nominating Committee to consider a prospective candidate, in accordance with our bylaws, please submit the candidate's name and qualifications to: Thomas Mika, Secretary, Tegal Corporation, 2201 S. McDowell Blvd, Petaluma, CA 94954.

      Stockholders may also communicate directly to members of the Board of Directors or to the chairmen of the standing committees. Communications received in writing will be forwarded to the appropriate member if sent to the following addresses:

      Chairman of the Board, c/o Tegal Corporation, 2201 S. McDowell Blvd., Petaluma CA 94954.

      Chairman of the Nominating Committee of the Board, c/o Tegal Corporation, 2201 S. McDowell Blvd., Petaluma CA 94954.

      Chairman of the Audit Committee of the Board, c/o Tegal Corporation, 2201
S. McDowell Blvd., Petaluma CA 94954.

      Chairman of the Compensation Committee of the Board, c/o Tegal Corporation, 2201 S. McDowell Blvd., Petaluma CA 94954.

DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

      The Board of Directors encourages, but does not require, director attendance at the Annual Meeting of Stockholders. Messrs. Parodi and Wadsworth attended last year's annual meeting on September 8, 2003.

DIRECTOR COMPENSATION

      Our outside directors currently receive an annual $12,000 retainer for service on the Board of Directors, meeting fees of $1,500 per board meeting ($750 per meeting for special meetings held telephonically) and $1,125 per committee meeting not held in conjunction with a full board meeting ($500 per meeting for committee meetings held telephonically). Furthermore, directors may be reimbursed for certain expenses in connection with attendance at board and committee meetings. In addition, we provide the Option Plan for Outside Directors, pursuant to which non-employee directors automatically receive stock options for serving on our Board of Directors. See Proposal No. 3 for a description of these automatic option awards.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      In fiscal 2004, the Compensation Committee was comprised of three directors: Messrs. Dohring, Krauss and Wadsworth. For a detailed description of each of these individuals' backgrounds, please see their biographies above.

REQUIRED VOTE

      The four nominees receiving the highest number of affirmative votes of the outstanding shares of common stock present or represented by proxy and entitled to vote shall be elected as directors to serve until the next annual meeting of stockholders or until their successors have been duly elected and qualified.

RECOMMENDATION OF THE BOARD OF DIRECTORS

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE.

                               EXECUTIVE OFFICERS

      The following table sets forth information regarding our executive officers as of March 31, 2004.

NAME                       AGE                      POSITION
----                       ---                      --------
Michael L. Parodi ......   56       Chairman of the Board of Directors, President and Chief
                                    Executive Officer
Thomas R. Mika .........   52       Executive Vice President and Chief Financial Officer
Stephen P. DeOrnellas ..   50       Vice President and Chief Technical Officer
George B. Landreth .....   49       Vice President, Product Development
James D. McKibben ......   53       Vice President, Worldwide Sales and Marketing
Carole Anne Demachkie ..   41       Vice President and General Manager, Sputtered Films, Inc.

      Subsequent to March 31, 2004, Messrs. DeOrnellas, Landreth and McKibben were no longer executive officers of the Company. Steven Selbrede (age 52) joined the Company on May 3, 2004 and was appointed Vice President and Chief Technology Officer. Vahan Tchakerian (age 43) joined the Company on May 20, 2004 and was appointed Vice President, Sales and Field Operations, North America.

      Michael L. Parodi joined Tegal as director, President and Chief Executive Officer in December 1997. He was elected to the additional post of Chairman of the Board in March 1999. From 1991 to 1996, Mr. Parodi was Chairman of the Board, President and Chief Executive Officer of Semiconductor Systems, Inc., a manufacturer of photolithography processing equipment sold to the semiconductor and thin film head markets until Semiconductor Systems, Inc. was merged with FSI International. Mr. Parodi remained with FSI International as Executive Vice President and General Manager of Semiconductor Systems, Inc. from the time of the merger to December 1997, integrating Semiconductor Systems, Inc. into FSI International. In 1990, Mr. Parodi led the acquisition of Semiconductor Systems, Inc. from General Signal Corporation. Prior to 1990, Mr. Parodi held various senior engineering and operations management positions with General Signal Corporation, Signetics Corporation, Raytheon Company, Fairchild Semiconductor Corporation and National Semiconductor Corporation. Mr. Parodi currently is a member of the Semiconductor Equipment and Materials International Board of Directors.

      Thomas R. Mika joined Tegal as Executive Vice President and Chief Financial Officer in August, 2002, resigning his membership on the Tegal Board of Directors, a position he held since 1992. Mr. Mika has more than 25 years of senior management, finance and consulting experience. During his career, he has been the managing director of International Management Technology Corporation (IMTEC), a private investment firm active in the management of several companies; former president of Soupmasters International, Inc.; managing director of Disc International, Inc., a software firm; managing consultant with Cresap, McCormick & Paget; and policy analyst for the National Science Foundation. He holds a Master in Business Administration degree from the Harvard School of Business and is a graduate of the University of Illinois at Urbana-Champaign.

      Carole Anne Demachkie joined Tegal as Vice President and General Manager, Sputtered Films, Inc. in August, 2002 following the acquisition of that company by Tegal. Ms. Demachkie was previously a senior executive at Sputtered Films, Inc. and was actively involved in both its strategy and operations. She reported directly to Peter Clarke, her late father, who was the founder and president of Sputtered Films, Inc. Ms. Demachkie's responsibilities included managing the customer service department and independent sales representative network. She joined Sputtered Films, Inc in 1997 as its director of corporate communications.

      Steve Selbrede joined Tegal as Vice President and Chief Technology Officer in May 2004. In this capacity, he is responsible for coordinating, developing and overseeing the technical direction of the corporation. Mr. Selbrede is a 27-year veteran of the semiconductor industry, most recently employed as an independent consultant, and previously holding senior Research & Development management positions with Mattson Technology, where he was employed since 1994, Watkins Johnson, Genus, Samsung and National Semiconductor. Mr. Selbrede was responsible for the development of the Mattson ICP Strip and Aspen III PECVD tools. He holds a Master's degree in Physics from The University of Illinois and a Master's degree in Materials Science and Engineering from Stanford University.

      Vahan Tchakerian joined Tegal as Vice President of Sales and Field Operations in June 2004. From 2002 to 2004, Mr. Tchakerian was Vice President of Sales, North America for FEI Company, a leading supplier of 3D structural process management systems. In 2001, Mr. Tchakerian served as Director of Sales for SEZ America, a supplier of surface preparation equipment, and in 2000 was Vice President of Sales and Business Development for Cetec Automation. Mr. Tchakerian is a 20-year veteran of the semiconductor industry and a co-founder of Jasmine Sales Group, a manufacturer's rep company which he co-founded, serving as its President from 1993 until 2000. Previously he was with Prism Technologies and DuPont Photomasks. Mr. Tchakerian holds a Bachelor of Science degree in Chemical Engineering from the University of California, Berkeley.

                          COMPENSATION COMMITTEE REPORT

      The information set forth below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

      The Compensation Committee of the Board of Directors has furnished the following report on executive compensation.

OVERALL POLICY

      In formulating the executive compensation program, the Compensation Committee's objectives were (1) to attract and retain competent executive talent and motivate executive officers to perform to the full extent of their abilities, (2) to tie a significant portion of executive compensation to the achievement of specified performance goals for Tegal, and (3) to link executive and stockholder interests through equity based plans.

      The key elements of our executive compensation program consist of base salary, cash bonuses and stock options.

BASE SALARY

      Each executive's base salary is reviewed annually, but as a general rule, significant base salary increases are limited to promotions, while lesser adjustments are made as appropriate after taking into account such factors as internal equity, comparable market salaries paid to individuals of comparable responsibility and company size and increases in levels of responsibility. All salaries are based on sustained individual performance toward our goals and objectives.

      On June 11, 1996, the Board of Directors approved a severance arrangement for our executive officers in the event of a change of control of Tegal. If an executive officer is terminated as a result of a change of control, we shall continue to pay such executive officer's base salary and certain benefits for a period of 12 months.

BONUS PROGRAMS

      In order to motivate executives and managers in the attainment of our annual goals and to enhance our ability to attract and retain key managerial employees through a competitive compensation package, we have adopted an annual performance bonus plan for executives and managers designated by the Chief Executive Officer and approved by the Board of Directors. Each designated position has an annual bonus incentive target expressed as a percentage of that executive's or manager's base salary. The attainment of the target bonus is determined by the degree to which an individual achieves specific annual objectives determined annually and reviewed and approved by the Board of Directors for all executives who report directly to the Chief Executive Officer, and by the degree to which we achieve our annual financial plan. No bonuses are to be paid unless we realize a minimum of five percent profit before taxes as a percent of revenue. Incentives are prorated if we exceed or fall short of our annual financial plan goals, with the incentive maximums capped at 250% of target bonus amounts.

STOCK OPTIONS

      We provide long-term incentive compensation through our equity plan which generally gives the Board of Directors authority to grant stock options as well as other types of awards. Stock options are designed to align the interests of executives and key personnel with those of the stockholders. The Board of Directors believes that significant equity interests in Tegal held by our management serve to retain and motivate management.

      The Board of Directors' decision whether to grant options and the number of options is based primarily on the individual executive's responsibility, performance and existing stock ownership. In fiscal 2004, the Board of Directors considered awards based on the Board of Directors' assessment of the individual executive's contribution to our success in meeting our financial goals. This assessment was based primarily on our earnings and the level of the executive's responsibility. The awards also were based on non-financial performance measures such as individual performance, the recommendations of the Chief Executive Officer of Tegal and the success in implementing our long-term strategic plan. We expect that most awards under our 1998 Equity Participation Plan will be stock options that will generally be granted with an exercise price equal to the market price of the common stock on the date of grant.

CHIEF EXECUTIVE OFFICER COMPENSATION

      The Compensation Committee is charged with establishing the objectives and compensation of Michael L. Parodi, the Chief Executive Officer of Tegal, who is responsible for our strategic and financial performance. Mr. Parodi became the Chief Executive Officer of Tegal in December 1997. The Compensation Committee determines our Chief Executive Officer's compensation package based upon the general factors discussed above and upon an evaluation of compensation paid to chief executive officers at comparable public companies and other companies in our industry.

      Mr. Parodi's current annual salary is $250,000, which was voluntarily reduced to $200,000 in connection with the Company's cost reduction program. In addition, Mr. Parodi is eligible to receive a maximum bonus of 50% of his base salary upon the achievement of certain goals established by the Board of Directors at the beginning of each fiscal year. For fiscal 2004, Mr. Parodi did not receive a bonus. The Board of Directors determines the actual bonus payable based upon the recommendation of the Compensation Committee. Such recommendation by the Compensation Committee is based on our overall performance against specific strategic and financial goals that are determined at the beginning of the fiscal year. Pursuant to his initial employment agreement, Mr. Parodi was granted in 1997 (1) an option to purchase 260,000 shares of common stock, subject to our repurchase rights expiring over a four year period and (2) an option to purchase 240,000 shares of common stock, subject to our right of repurchase expiring in installments of 60,000 when the closing price of our common stock reaches certain prices for ten or more consecutive trading days. In fiscal 2004, the board granted Mr. Parodi an option to purchase 900,000 shares of common stock, vesting over a four-year period.

      The Compensation Committee and Mr. Parodi believe that currently he is adequately incentivized to enhance profitability and stockholder value through his compensation package and his ownership of options. The Compensation Committee continues to retain the discretion to change the amount and form of compensation payable to Mr. Parodi.

CONCLUSION

      Through the programs described above, a significant portion of the each executive's compensation is now linked directly to our financial performance. The policy of these programs is to award bonuses based on our success as well as to provide incentives to executives to enhance our financial performance and long-term stockholder value.

                                       Edward A. Dohring
                                       Jeffrey M. Krauss
                                       H. Duane Wadsworth

                             EXECUTIVE COMPENSATION

      The following table shows, for the fiscal years ended March 31, 2002, 2003 and 2004, the cash compensation paid by us and our subsidiaries as well as certain other compensation paid or accrued for those years for services in all capacities to the person serving as the Chief Executive Officer of Tegal during fiscal 2004 and the other three most highly compensated executive officers whose total annual salary and bonus exceeded $100,000 in fiscal 2004 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                  LONG TERM
                                                                 COMPENSATION
                                         ANNUAL COMPENSATION      SECURITIES
                                     ---------------------------  UNDERLYING     ALL OTHER(1)
NAME AND PRINCIPAL POSITION          YEAR    SALARY($)  BONUS($)    OPTIONS     COMPENSATION($)
---------------------------          ----    ---------  --------    -------     ---------------
Michael L. Parodi ................   2004    193,838         --      900,000       17,146
 Chairman of the Board, President    2003    199,607         --           --       17,146
 and Chief Executive Officer
                                     2002    208,938         --           --       17,885

Thomas R. Mika ...................   2004    131,928         --      600,000        7,351
 Chief Financial Officer and         2003     88,166      4,400      100,000        1,800
 Executive Vice President
                                     2002         --         --           --           --

Carole Anne Demachkie ............   2004    136,158     24,000      250,000          158
 Vice President, General Manager     2003     55,539         --       30,000           79
 Sputtered Films Inc.
                                     2002         --         --           --           --

James D. McKibben ................   2004    127,824         --      250,000       24,143
 Vice President, Worldwide           2003    124,465         --           --       21,093
 Marketing and Sales
                                     2002    137,601         --           --       26,968

George Landreth ..................   2004    115,083         --      250,000          460
 Vice President, Product             2003    111,019         --           --          444
 Development
                                     2002    120,108         --           --          388

----------
(1) Other compensation in fiscal 2004 consists of 401(k) contributions made by us, commissions paid to Mr. McKibben in the amount of $17,497, and, for Messrs. Parodi, Mika and McKibben, $16,800, $7,200 and $6,180, respectively in car allowances paid by us. Other compensation in fiscal 2003 consists of 401(k) contributions made by us, commissions paid to Mr. McKibben in the amount of $14,649, and, for Messrs. Parodi and McKibben, $16,800 and $6,180, respectively, in car allowances paid by us. Other compensation in fiscal 2002 consists of 401(k) contributions made by us and, for Messrs. Parodi and McKibben, $16,800 and $6,180, respectively, in car allowances paid by us.

                          OPTION GRANTS IN FISCAL 2004

      The following table sets forth information regarding grants of stock options we granted during fiscal 2004 to the Named Executive Officers.

                                         INDIVIDUAL GRANTS
                              ------------------------------------------
                                                                          POTENTIAL REALIZABLE VALUE AT ASSUMED
                               NUMBER OF                                       ANNUAL RATES OF STOCK PRICE
                               SHARES OF                                       APPRECIATION FOR OPTION TERM
                                COMMON       PERCENTAGE OF                -------------------------------------
                                 STOCK      TOTAL OPTIONS
                              UNDERLYING     GRANTED TO      EXERCISE OR
                               OPTION       EMPLOYEES IN      BASE PRICE
NAME                           GRANTED     FISCAL YEAR 2004   PER SHARE             5%              10%
----                          ----------   ----------------  -----------        ----------       ----------
Michael L. Parodi              900,000          24%            $1.03            $  582,985       $1,477,399
Thomas R. Mika                 600,000          16%            $1.03            $  388,657       $  984,933
James D. McKibben              250,000           6%            $1.03            $  161,940       $  410,389
George Landreth                250,000           6%            $1.03            $  161,940       $  410,389
Carole Anne Demachkie          250,000           6%            $1.03            $  161,940       $  410,389

             AGGREGATED OPTION EXERCISES DURING 2004 FISCAL YEAR AND

                       2004 FISCAL YEAR-END OPTION VALUES

      The following table sets forth information concerning exercise of stock options during fiscal 2004 by each of the Named Executive Officers and the value of options at the end of fiscal 2004.


                                                                        NUMBER OF SECURITIES
                                                                       UNDERLYING UNEXERCISED        VALUE OF UNEXERCISED
                                                SHARES      VALUE           OPTIONS AT               IN-THE-MONEY OPTIONS
                                              ACQUIRED ON  REALIZED      2004 YEAR-END(#)(A)         AT 2004 YEAR-END($)(A)
NAME                                          EXERCISE(#)    ($)    (EXERCISABLE/UNEXERCISABLE)    (EXERCISABLE/UNEXERCISABLE)
----                                          -----------    ---    ---------------------------    ---------------------------
Michael L. Parodi........................        --          --          697,500 / 900,000            $     0 / $1,008,000
Thomas R. Mika...........................        --          --           25,000 / 675,000            $33,750 / $  773,250
George Landreth..........................        --          --          290,743 / 250,000            $32,500 / $  337,500
James D. McKibben........................        --          --          326,100 / 250,000            $32,500 / $  337,500
Carole Anne Demachkie....................        --          --            7,500 / 272,500            $11,625 / $  372,375


----------
(a) Potential unrealized value is (1) the fair market value at fiscal 2004 year-end ($2.15 per share) less the exercise price of "in-the-money" unexercised options times (2) the number of shares represented by such options.

                              MANAGEMENT CONTRACTS

      Mr. Parodi serves as our Chief Executive Officer pursuant to an employment agreement with us in which he is guaranteed, in the event of his termination by us for any reason, 12 months salary and benefits following the effective date of the termination. If he remains unemployed after 12 months he is entitled to receive benefits for up to an additional six months on a monthly basis until he finds employment. If Mr. Parodi voluntarily leaves the company under certain defined "adverse" circumstances, Mr. Parodi is entitled to receive up to 24 months of salary and benefits.

      Mr. Mika serves as our Executive Vice President and Chief Financial Officer pursuant to an employment agreement which renews annually. Mr. Mika is eligible for a discretionary annual bonus not less than 35% of his base salary and was granted options in August 2002 with a four-year vesting period at the commencement of his employment. In addition, we agreed to reimburse Mr. Mika for his actual costs incurred in moving to California. We may terminate his employment with or without cause and Mr. Mika may terminate his employment with us upon thirty days prior written notice. If we terminate his employment without cause, Mr. Mika is entitled to receive his salary and benefits for 12 months following the date of such termination and up to 18 months should Mr. Mika remain continuously unemployed. If Mr. Mika voluntarily leaves the company for "good reason," Mr. Mika is entitled to receive up to 18 months of salary and benefits.

      In addition, on June 11, 1996, the Board of Directors approved a severance arrangement for executive officers in the event of a change of control of Tegal. If an executive officer is terminated as a result of a change of control, we shall continue to pay such executive officer's base salary and certain benefits for a period of 12 months.

                                 PROPOSAL NO. 2

                        APPROVAL OF THE SIXTH AMENDED AND
                     RESTATED 1998 EQUITY PARTICIPATION PLAN

      On July 23, 2004, our Board of Directors, subject to stockholder approval, unanimously adopted the Sixth Amended and Restated 1998 Equity Participation Plan of Tegal Corporation (the "1998 Equity Participation Plan") to increase the number of shares available for issuance under the 1998 Equity Participation Plan from 6,400,000 to 10,000,000.

      The Board of Directors believes that the amendment and restatement of the 1998 Equity Participation Plan desirable:

      o to enable Tegal to retain the services of consultants while preserving Tegal's cash reserves by granting options in lieu of cash payments;

      o to provide an incentive for key employees and consultants of Tegal to further the growth, development and financial success of Tegal by personally benefiting through the ownership of Tegal's stock and/or rights which recognize such growth, development and financial success; and

      o to enable Tegal to obtain and retain the services of key employees considered essential in the long-range success of Tegal by offering them an opportunity to own stock in Tegal and/or rights which will reflect the growth, development and financial success of Tegal.

SUMMARY

      As of June 30, 2004, 6,400,000 shares of common stock were reserved for issuance under the 1998 Equity Participation Plan. As of June 30, 2004, 16,021 shares remained available for issuance under the 1998 Equity Participation Plan, and 6,383,979 shares were subject to outstanding awards.

      The principal features of the 1998 Equity Participation Plan are summarized below, but the summary is qualified in its entirety by reference to the 1998 Equity Participation Plan which is attached as Appendix A to this proxy statement.

      The 1998 Equity Participation Plan provides for the award of non-qualified and incentive stock options, restricted stock and stock appreciation rights ("SARs").

      The 1998 Equity Participation Plan provides that the maximum number of shares that may be subject to any award granted under the 1998 Equity Participation Plan to any individual in any fiscal year cannot exceed 1,600,000. The shares available under the 1998 Equity Participation Plan upon exercise of options and SARs and for issuance as restricted stock may be either previously authorized but unissued shares or treasury shares, and may be equity securities other than common stock. The 1998 Equity Participation Plan provides for appropriate adjustments in the number and kind of shares subject to the plan and to outstanding grants thereunder (including acceleration of vesting in some instances) in the event of a change in control or a recapitalization such as a stock split or stock dividend. If any portion of an option, SAR or restricted stock award terminates or lapses unexercised, the shares which were subject to the unexercised portion of such option, SAR or restricted stock award, will continue to be available for issuance under the 1998 Equity Participation Plan. In addition, shares of restricted stock which are surrendered by the holder or repurchased by us and shares which are delivered to us by a participant or withheld by us upon the exercise of an award in payment of the exercise price or in satisfaction of tax withholding obligations may again be optioned, granted or awarded under the 1998 Equity Participation Plan. No shares may again be optioned, granted or awarded under the 1998 Equity Participation Plan if such action would cause any option intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended ("Internal Revenue Code") to so qualify.

      The Compensation Committee of the Board of Directors administers the 1998 Equity Participation Plan. The Compensation Committee consists of two or more independent directors appointed by and holding office at the pleasure of the Board of Directors, each of whom is both a "non-employee director" for purposes of Rule 16b-3 ("Rule 16b-3") under the Exchange Act and an "outside director" for purposes of Section 162(m) of the Internal Revenue Code. Appointment of committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board of Directors. Vacancies in the committee may be filled by the Board of Directors. The Compensation Committee will have the power to interpret the 1998 Equity Participation Plan and to adopt such rules for the administration, interpretation, and application of the 1998 Equity Participation Plan as are consistent therewith, to interpret, amend or revoke any such rules. The Board of Directors will have discretion to exercise any and all rights and duties of the committee under the 1998 Equity Participation Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Internal Revenue Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the committee.

      Options, restricted stock awards and SARs under the 1998 Equity Participation Plan may be granted to individuals selected by the Compensation Committee who are then our employees or consultants. Incentive stock options may only be granted to employees.

      The 1998 Equity Participation Plan provides that we may grant or issue stock options, restricted stock and SARs or any combination of stock options, restricted stock and SARs. The terms and conditions of each award will be set forth in a separate award agreement between the holder of the award and us.

      Nonqualified stock options ("NQSOs") will provide for the right to purchase common stock at a specified price which, except with respect to NQSOs intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code, may be less than fair market value on the date of grant (but not less than 85% of fair market value), and usually will become exercisable, in the discretion of the Compensation Committee in one or more installments after the grant date, subject to the participant's continued provision of services to us and/or subject to the satisfaction of individual or company performance targets established by the Compensation Committee. NQSOs may be granted for any term specified by the Compensation Committee.

      Incentive Stock Options ("ISOs") will be designed to comply with the provisions of the Internal Revenue Code and will be subject to certain restrictions contained in the Internal Revenue Code. Among such restrictions, ISOs must have an exercise price not less than the fair market value of a share of common stock on the date of grant, may only be granted to employees, must expire within a specified period of time following the optionee's termination of employment, and must be exercised within the ten years after the date of grant. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of our stock or the stock of our parent or subsidiary corporations, the 1998 Equity Participation Plan provides that the exercise price must be at least 110% of the fair market value of a share of common stock on the date of grant, and the ISO must expire upon the fifth anniversary of the date of its grant.

      Restricted stock may be sold to participants at various prices (but not below par value) and made subject to such restrictions as may be determined by the Compensation Committee. Restricted stock, typically, may be repurchased by us at the original purchase price if the conditions or restrictions are not met. In general, restricted stock may not be sold, or otherwise transferred or pledged, until restrictions are removed or expire. Purchasers of restricted stock will have all the rights of a stockholder with respect to such restricted stock, including the right to receive all dividends and other distributions paid or made with respect to the shares prior to the time when the restrictions lapse.

      Stock Appreciation Rights ("SARs") may be granted in connection with stock options, or separately. SARs granted by the Compensation Committee in connection with stock options typically will provide for payments to the holder based upon increases in the price of our common stock over the exercise price of the related option. SARs granted by the Compensation Committee independent of a stock option typically will provide for payments to the holder based upon increases in the price of our common stock over the exercise price of such independent SAR. Except as required by Section 162(m) of the Internal Revenue Code with respect to a SAR which is intended to qualify as performance-based compensation as described in Section 162(m) of the Internal Revenue Code, there are no restrictions specified in the 1998 Equity Participation Plan on the exercise of SARs or the amount of gain realizable therefrom, although restrictions may be imposed by the Compensation Committee in the SAR agreements. The Compensation Committee may elect to pay SARs in cash or in common stock or in a combination of both.

      The Compensation Committee may at any time amend, suspend or terminate the 1998 Equity Participation Plan. However, no such amendment may, unless appropriate stockholder approval of such amendment is obtained, (1) increase the maximum number of shares which may be acquired pursuant to awards granted under the 1998 Equity Participation Plan (except for adjustments described above) or
(2) increase the maximum number of shares of common stock (1,600,000) for which awards may be issued during any fiscal year to any participant. No amendment of the 1998 Equity Participation Plan may alter or impair any rights or obligations under any awards already granted unless the holder of the award consents or the award otherwise provides.

      No awards may be granted under the 1998 Equity Participation Plan after July 22, 2014.

SECURITIES LAWS AND FEDERAL INCOME TAXES

      The following discussion is a general summary of the material federal income tax consequences to participants in the 1998 Equity Participation Plan. The discussion is based on the Internal Revenue Code, regulations thereunder, rulings and decisions now in effect, all of which are subject to change. The summary does not discuss all aspects of federal income taxation that may be relevant to a particular participant in light of such participant's personal investment circumstances. Also, state and local income taxes are not discussed and may vary from locality to locality. Accordingly, holders should not rely thereon for individual tax advice, as each taxpayer's situation and the consequences of any particular transaction will vary depending upon the specific facts and circumstances involved. Each taxpayer is advised to consult with his or her own tax advisor for particular federal, as well as state and local, income and any other tax advice.

      Securities Laws. The 1998 Equity Participation Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the SEC thereunder, including, without limitation, Rule 16b-3. The 1998 Equity Participation Plan will be administered, and awards will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the 1998 Equity Participation Plan and awards granted thereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

      Nonqualified Stock Options. NQSOs are not intended to be incentive stock options under Section 422 of the Internal Revenue Code. The grant of an NQSO is generally not a taxable event either for the optionee or for Tegal. Upon the exercise of an NQSO, the optionee generally will recognize ordinary income in an amount equal to the excess of the fair market value of the shares acquired upon exercise, determined at the date of exercise, over the exercise price of such option. Subject to Section 162(m) of the Internal Revenue Code, Tegal will be entitled to a business expense deduction equal to such amount in the fiscal year of Tegal in which the optionee exercises the NQSO. The ordinary income recognized by the optionee is subject to income and employment tax withholding. The optionee's tax basis in the shares acquired pursuant to the exercise of an NQSO will be equal to the option price paid plus the amount of ordinary income recognized upon exercise. Any gain or loss on a disposition of the common stock acquired upon the exercise of an NQSO will be treated as short-term or long-term capital gain or loss, subject to income taxation at short-term or long-term capital gains rates depending on the holding period of the optionee measured from the date of the exercise of such option. There are generally no federal income tax consequences to Tegal by reason of the disposition by an optionee of common stock acquired upon the exercise of an NQSO.

      Incentive Stock Options. Generally, an optionee recognizes no taxable income upon the grant or exercise of an ISO that meets the requirements of
Section 422 of the Internal Revenue Code. However, the amount by which the fair market value of the common stock acquired at the time of exercise exceeds the option exercise price (the "spread") is taken into the account in determining the amount, if any, of the alternative minimum tax due from the optionee in the year in which the option is exercised.

      If an optionee holds the common stock acquired through the exercise of an ISO for more than two years from the date on which the option was granted and more than one year from the date on which the option was exercised, and if the optionee is an employee of Tegal at all times from the date of the grant of the ISO through the date that is three months before the date of exercise, any gain or loss on the subsequent disposition of such common stock will be taxed to such optionee as long-term capital gain or loss equal to the difference between consideration received upon such disposition and the option exercise price.

      Generally, if an optionee disposes of the common stock received on exercise of an ISO less than two years after the date the option was granted or less than one year after the date the option was exercised, it is considered to be a "disqualifying disposition." At the time of such disqualifying disposition, the optionee will recognize ordinary income in the amount equal to the lesser of
(i) the fair market value of the common stock on the date of exercise over the option exercise price; or (ii) the amount received for the common stock over the option exercise price. Any gain in excess of this amount will be taxed as capital gain.

      To the extent that an optionee recognizes ordinary income by reason of a disqualifying disposition of common stock acquired upon the exercise of any ISO, Tegal generally will be entitled to a corresponding business expense deduction in the fiscal year of Tegal in which the disqualifying disposition occurs, subject to Section 162(m) of the Internal Revenue Code.

      Restricted Stock. A holder of restricted stock generally will recognize ordinary income in an amount equal to the excess of the fair market value of the common stock (determined without regard to any restrictions other than those that by their terms never lapse) over the amount, if any, paid for the common stock on the earlier of the date on which: (i) the common stock is no longer subject to a substantial risk of forfeiture or (ii) is transferable (without the transferee being subject to a substantial risk of forfeiture For purposes of determining the holder's income resulting from the receipt of the common stock, the fair market value will be determined as of that date.

      In the alternative, if the holder files an election with the Internal Revenue Service pursuant to Section 83(b) of the Internal Revenue Code within 30 days of the receipt of the common stock pursuant to an award of restricted stock, the holder will be taxed in the year the common stock is received on the difference between the fair market value of the common stock at the time of receipt and the amount paid for the common stock, if any. This amount will be taxed as ordinary income. If shares with respect to which a Section 83(b) election has been made are later forfeited, the holder generally will be entitled to a capital loss only in an amount equal to the amount, if any, that the holder had paid for the forfeited shares, not the amount that the holder had recognized as income as a result of the Section 83(b) election. Subject to
Section 162(m) of the Internal Revenue Code, Tegal is entitled to a business expense deduction that corresponds to the amount of ordinary income recognized by the holder in the fiscal year of Tegal in which such ordinary income is recognized by the holder.

      Stock Appreciation Rights. Generally, the holder of a stock appreciation right recognizes no income upon the grant of a stock appreciation right. Upon exercise, the holder will recognize as ordinary income the excess of the value of the stock appreciation right on the date of exercise over the value as of the date of grant. If the stock appreciation right is paid in cash, the appreciation is taxable under Section 61 of the Internal Revenue Code. If the Compensation Committee determines to transfer shares of common stock to the holder in full or partial payment of the appreciation, the fair market value of the common stock so received over the amount paid therefor by the holder, if any, is taxable as ordinary income under Section 83 of the Internal Revenue Code as of the date the stock appreciation right is exercised. Subject to Section 162(m) of the Internal Revenue Code, Tegal is entitled to a business expense deduction that corresponds to the amount of ordinary income recognized by the holder in the fiscal year of Tegal in which the stock appreciation right is exercised.

      Section 162(m) Limitation. In general, under Section 162(m) of the Internal Revenue Code, income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises, transfers of property and benefits paid under non-qualified plans) for certain executive officers exceeds $1 million in any one year. However, under Section 162(m), the deduction limit does not apply to certain "performance-based compensation."

      Under Section 162(m), stock options and SARs will satisfy the "performance-based compensation" exception if the award of the options or SARs are made by a Board of Directors committee consisting solely of two or more "outside directors," the plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e. the option or SAR exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). Other types of awards such as restricted stock may only qualify as "performance-based compensation" if such awards are only granted or payable to the recipients based upon the attainment of objectively determinable and pre-established performance goals which are established by a qualifying committee and which relate to performance targets which are approved by the corporation's shareholders.

      The 1998 Equity Participation Plan has been designed to permit a committee of outside directors, within the meaning of Section 162(m), to grant stock options and SARs that will qualify as "performance-based compensation." In addition, in order to permit awards other than stock options and SARs to qualify as "performance-based compensation", the 1998 Equity Participation Plan provides that the Compensation Committee may designate as "Section 162(m) Participants" certain employees whose compensation for a given fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Internal Revenue Code. The Compensation Committee may grant awards to Section 162(m) Participants that vest or become exercisable upon the attainment of performance targets established by the Compensation Committee.

NEW PLAN BENEFITS

      The following table presents those Named Executive Officers, executive officers as a group, and non-executive officer employees as a group having received option grants under the 1998 Equity Participation Plan since its inception through March 31, 2004:

NAME OF INDIVIDUAL OR GROUP                        NUMBER OF SHARES GRANTED    DOLLAR VALUE OF SHARES GRANTED(1)
---------------------------                        ------------------------    ---------------------------------
Michael L. Parodi                                         1,075,000                      $1,115,933
Thomas R. Mika                                              700,000                      $  533,180
James D. McKibben                                           350,000                      $  425,930
George Landreth                                             350,000                      $  425,930
Carole Anne Demachkie                                       280,000                      $  324,988
All executive officers (7 individuals), as a              2,986,640                      $3,079,782
     group
All employees who are not executive officers,             1,807,984                      $2,105,189
     as a group

----------
(1) Dollar Value of Shares Granted is an estimate based on the values calculated when applying the Black-Scholes Single Option Valuation Method, which does not take into account the vesting term and consequent exercisability of any individual option.

      All future grants under the 1998 Equity Participation Plan are within the discretion of the Compensation Committee and the benefits of such grants are, therefore, not determinable.

REQUIRED VOTE

      Please refer to the section above entitled "Voting" in the Introduction.

RECOMMENDATION OF THE BOARD OF DIRECTORS

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE SIXTH AMENDED AND RESTATED 1998 EQUITY PARTICIPATION PLAN.

                                 PROPOSAL NO. 3

  APPROVAL OF THE FOURTH AMENDED AND RESTATED OPTION PLAN FOR OUTSIDE DIRECTORS

      On July 23, 2004, our Board of Directors, subject to stockholder approval, unanimously adopted the Fourth Amended and Restated Option Plan for Outside Directors of Tegal Corporation (as amended, the "Directors' Plan") to increase the number of shares available for issuance under the Directors' Plan from 600,000 to 1,600,000.

      Time commitments for service as a director of public companies have increased in recent years, especially with the new requirements imposed by the Sarbanes-Oxley Act. These increasing demands on directors' time have greatly increased the competition for potential directors who possess the talents, skills, judgment, personal attributes and other characteristics of an outstanding director. This competition is especially keen with respect to persons who are not officers or employees of the corporation for which they are asked to serve as directors. The Board of Directors adopted the amended and restated Directors' Plan to enhance the Company's ability to attract and retain well-qualified individuals to serve as directors of the Company.

      As of July 15, 2004, 600,000 shares of Common Stock were reserved for issuance under the Directors' Plan. As of July 15, 2004, no shares remained available for issuance under the Directors' Plan, and 565,000 shares were subject to outstanding options.

      The principal features of the Directors' Plan are summarized below, but the summary is qualified in its entirety by reference to the Directors' Plan, which is attached hereto as Appendix B to this Proxy Statement.

      The Directors' Plan is administered by the Board of Directors. The Board of Directors has the power to interpret the Directors' Plan and the options issued thereunder and to adopt such rules for the administration, interpretation and application of the Directors' Plan as are consistent therewith and to interpret, amend or revoke any such rules.

      Options will be granted to any member of the Board of Directors who is not an employee (as defined under Section 3401(c) of the Internal Revenue Code) of the Company or its subsidiaries (an "outside director").

      Assuming approval of this Proposal No. 3, a maximum of 1,600,000 shares of common stock may be issued upon exercise of options granted under the Directors' Plan. The Directors' Plan provides for the issuance of equity interests in the Company in the form of stock options that do not qualify as "incentive stock options," as defined under Section 422 of the Internal Revenue Code.

      An outside director shall automatically be granted an option to purchase 50,000 shares of our common stock upon such outside director's initial election or appointment to the Board of Directors, which option shall vest on the first anniversary of the date of the grant, provided that such outside director continues to serve as an outside director on such date. Each outside director shall automatically be granted an option to purchase 25,000 shares of our common stock on the date of each annual meeting of our stockholders at which such outside director is re-elected to the Board of Directors. However, an outside director that receives an initial option to purchase 50,000 shares of our common stock as described above will not be eligible to receive an option on the date of his re-election to the Board of Directors until his or her initial option has vested in full. These annual grants will vest in twelve equal installments on the first day of each calendar month following the date of grant, subject to the outside director's continued service as an outside director on each such date.

      The Directors' Plan also provides that the Board of Directors may make discretionary grants of stock options to outside directors on the terms and conditions described in the Directors' Plan.

      Under the Directors' Plan, outside directors are permitted to elect to receive their director's fee in the form of options instead of cash compensation. The election must be made at least six months prior to the date the outside director would otherwise receive his director's fee (the "Payment Date") and will be irrevocable. The election will remain in effect for subsequent years unless the outside director revokes the election at least six months prior to the relevant Payment Date. Options received in lieu of cash compensation will be fully vested and exercisable on the date the options are granted.

      Notwithstanding the foregoing, an outside director may not exercise an otherwise exercisable option unless such outside director attended at least 75% of the meetings of the Board of Directors during the twelve month period (the "Attendance Period") preceding the date of exercise of such option; provided, however, that installments of such option which become exercisable prior to the commencement of the Attendance Period will remain exercisable by the outside director.

      Unless otherwise provided by the Board of Directors, the price of the shares subject to each option granted under the Directors' Plan will be the fair market value of such shares on the date such option is granted. The exercise price per share of each option received in lieu of cash compensation will be determined using a Black-Scholes formula.

      Options granted under the Directors' Plan may be exercised within ten years from the date the options were granted. A director terminating his or her directorship may exercise options for the period of time specified in the applicable option agreement, to the extent that the option is vested and exercisable on the date of termination. No options may be exercised more than ten years from the date an option was granted. An option granted under the Directors' Plan will become exercisable as to all shares covered thereby upon certain corporate transactions or a change of control, as more specifically provided in the Directors' Plan.

      The Board of Directors may amend, suspend or terminate the Directors' Plan at any time. However, the Board of Directors is required to obtain stockholder approval for amendments that (a) increase the limits imposed on the maximum number of shares which may be under the Directors' Plan, (b) extend the limit on the period during which options may be granted or (c) amend or modify the Directors' Plan in a manner that requires approval under any applicable law or stock exchange rules.

      No options may be granted under the Directors' Plan after July 22, 2014.

SECURITIES LAWS AND FEDERAL INCOME TAXES

      Securities Laws. The Directors' Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the SEC thereunder, including, without limitation, Rule 16b-3. The Directors' Plan will be administered, and options will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Directors' Plan and options granted thereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

      Nonqualified Stock Options. Nonqualified stock options granted under the Directors' Plan will be taxed as described above under Proposal No. 2 with respect to the 1998 Equity Participation Plan.

NEW PLAN BENEFITS

      The following table presents those directors having received benefits from the Directors' Plan since its inception through March 31, 2004:

NAME OF INDIVIDUAL OR GROUP       NUMBER OF SHARES GRANTED      DOLLAR VALUE OF SHARES GRANTED(1)
---------------------------       ------------------------      ---------------------------------
Edward A. Dohring                        215,000                           $221,446
Jeffrey M. Krauss                        215,000                           $221,446
H. Duane Wadsworth                        95,000                           $ 70,960
All directors, as a group                525,000                           $513,852

----------
(1) Dollar Value of Shares Granted is an estimate based on the values calculated when applying the Black-Scholes Single Option Valuation Method, which does not take into account the vesting term and consequent exercisability of any individual option.

      Our outside directors will also be eligible to receive option grants in the future under the Directors' Plan pursuant to the automatic grant provisions described above.

REQUIRED VOTE

      Please refer to the section above entitled "Voting" in the Introduction.

RECOMMENDATION OF THE BOARD OF DIRECTORS

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE FOURTH AMENDED AND RESTATED OPTION PLAN FOR OUTSIDE DIRECTORS.

                                 PROPOSAL NO. 4

              APPROVAL OF THE SECOND AMENDED AND RESTATED EMPLOYEE
                          QUALIFIED STOCK PURCHASE PLAN

      On July 23, 2004, our Board of Directors, subject to stockholder approval, unanimously adopted the Second Amended and Restated Employee Qualified Stock Purchase Plan (as amended, the "ESPP"), pursuant to which the number of shares available for issuance under the ESPP was increased from 500,000 to 1,000,000.

      The Board of Directors believes that the amendment and restatement of the ESPP is desirable:

      o to assist our employees and the employees of our subsidiaries in acquiring a stock ownership interest in Tegal pursuant to a plan which is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423(b) of the Internal Revenue Code; and

      o to encourage employees to remain in our employment and the employment of our subsidiaries.

      As of July 15, 2004, 500,000 shares of common stock were reserved for issuance under the ESPP. As of July 15, 2004, 71,052 shares remained available for issuance under the ESPP.

      The principal features of the ESPP are summarized below, but the summary is qualified in its entirety by reference to the ESPP which is attached as Appendix C to this proxy statement.

      The ESPP is administered by the Compensation Committee of the Board of Directors. To administer the ESPP, our Compensation Committee must consist of at least two members of our Board of Directors, each of whom is a "non-employee director" for purposes of Rule 16b-3 under the Exchange Act. The Compensation Committee has the power to interpret the ESPP and to adopt such rules for the administration, interpretation and application of the ESPP as are consistent with the ESPP and to interpret, amend or revoke any such rules.

      An employee of Tegal or its subsidiaries will be eligible to participate in the ESPP if:

      o he or she does not, immediately after an option under the ESPP is granted to him or her, own stock possessing five percent or more of the total combined voting power or value of all classes of stock of Tegal or any of its parent or subsidiary corporations;

      o     he or she has been employed by Tegal for at least three months;

      o     his or her customary employment is for more than 20 hours per week;
            and

      o his or her customary employment is for more than five months in any calendar year.

      Assuming approval of this Proposal No. 4, a maximum of 1,000,000 shares of common stock may be issued under the ESPP. The ESPP is implemented by successive offering periods of six months each. The offering periods currently start on each January 1st and July 1st. An eligible employee who elects to enroll in the ESPP is granted an option at the start of each offering period to purchase shares of our common stock with payroll deductions of up to 10% of his or her eligible compensation. The eligible employee's payroll deductions are accumulated and, at the end of each offering period, applied to purchase shares of common stock. The purchase price will be 85% of the lower of the fair market value of our common stock on either the first day of the applicable offering period or the last day of the applicable offering period.

      For purposes of the ESPP, the fair market value of a share of stock as of a given date shall be:

      o the closing price of a share of stock on the principal exchange on which the stock is then trading, if any, on such date, or, if shares were not traded on such date, then on the next preceding trading day during which a sale occurred;

      o if the stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, (1) the last sales price (if the stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for a share of the stock on such date, or, if shares were not traded on such date, then on the next preceding trading day during which a sale occurred, as reported by Nasdaq or such successor quotation system;

      o if the stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the mean between the closing bid and asked prices for a share of stock on such date, or, if shares were not traded on such date, then on the next preceding trading day during which a sale occurred, as determined in good faith by the Compensation Committee; or

      o if the stock is not publicly traded, the fair market value of a share of stock established by the Compensation Committee acting in good faith.

      Eligible employees shall participate in the ESPP only by means of payroll deduction. Each eligible employee who elects to participate in the ESPP shall deliver to us, no later than five working days before the first day of an offering period, a completed and executed written payroll deduction authorization in a form prepared by Tegal. An eligible employee's authorization shall give notice of the eligible employee's election to participate in the ESPP for the next following offering period and subsequent offering periods and shall designate a stated whole dollar amount or percent of eligible compensation to be withheld on each payday. The amount withheld shall not be less than $10.00 each payday and the stated amount shall not exceed 10% of eligible compensation. The cash compensation payable to a participant for an offering period shall be reduced each payday through a payroll deduction in an amount equal to the stated withdrawal amount specified in the authorization payable on such payday, and such amount shall be credited to the participant's account under the ESPP. Any authorization shall remain in effect until the eligible employee amends the authorization, withdraws in accordance with the ESPP or ceases to be an eligible employee.

      No eligible employee shall be granted an option under the ESPP which permits his or her rights to purchase stock under the ESPP and under all other employee stock purchase plans of Tegal, or any parent corporation or any subsidiary corporation of Tegal, subject to Section 423 of the Internal Revenue Code to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the time the option is granted) for each calendar year. In addition, no employee may purchase more than 2,500 shares of stock during an offering period.

      During a leave of absence meeting the requirements of Treasury Regulation
Section 1.421-7(h)(2), a participant may continue to participate in the ESPP by making cash payments on each payday equal to the amount of the participant's payroll deductions under the ESPP for the payday immediately preceding the first day of the participant's leave of absence.

      An option granted under the ESPP shall not be transferable other than by will or the laws of descent and distribution, and is exercisable during the participant's lifetime only by the participant. Except upon the participant's death, an option may not be exercised to any extent except by the participant. Tegal shall not recognize and shall be under no duty to recognize any assignment or alienation of the participant's interest in the ESPP, the participant's option or any rights under the participant's option.

      The Board of Directors may amend, suspend, or terminate the ESPP. However, no such amendment may, unless appropriate stockholder approval of such amendment is obtained, (1) increase the maximum number of shares which may be issued under the ESPP, (2) decrease the option price below a price computed in the manner stated in the ESPP, (3) alter the requirements for eligibility to participate in the ESPP, or (4) amend the ESPP in any manner that would cause the ESPP to no longer be an "employee stock purchase plan" within the meaning of Section 423(b) of the Internal Revenue Code.

      The ESPP will terminate on July 22, 2014.

FEDERAL INCOME TAXES

      The following discussion is a general summary of the material federal income tax consequences to participants in the ESPP. The discussion is based on the Internal Revenue Code, regulations thereunder, rulings and decisions now in effect, all of which are subject to change. The summary does not discuss all aspects of federal income taxation that may be relevant to a particular participant in light of such participant's personal investment circumstances. Also, state and local income taxes are not discussed and may vary from locality to locality. Accordingly, holders should not rely thereon for individual tax advice, as each taxpayer's situation and the consequences of any particular transaction will vary depending upon the specific facts and circumstances involved. Each taxpayer is advised to consult with his or her own tax advisor for particular federal, as well as state and local, income and any other tax advice.

      The ESPP is intended to meet the requirements of an "employee stock purchase plan" under Section 423 of the Internal Revenue Code. Neither the grant of the right to purchase shares, nor the purchase of shares under the ESPP has a federal income tax effect on the participant or Tegal.

      In general, if shares are held for more than one year after they are purchased and for more than two years from the beginning of the offering period in which they are purchased ("date of grant") or if the participant dies while owning the shares regardless of how long they were held, gain on the sale or other disposition of the shares constitutes ordinary income to the participant (with no corresponding deduction to Tegal) to the extent of the lesser of (i) the amount by which the fair market value of the shares at the date of grant exceeds the participant's purchase price, or (ii) the amount by which the fair market value of the shares on the date of sale, gift or death, exceeds the participant's purchase price. Any additional gain is capital gain. If the shares are sold or disposed of prior to meeting both of the holding periods, the participant recognizes ordinary income (and Tegal receives a corresponding deduction subject to Section 162(m) of the Internal Revenue Code) to the extent that the fair market value of the shares at the date of exercise of the option exceeds the option price. Any appreciation or depreciation after the date of the participant's purchase is treated as capital gain or loss.

NEW PLAN BENEFITS

      The following table presents those Named Executive Officers, executive officers as a group and non-executive officer employees as a group having received benefits from the ESPP since its inception through March 31, 2004:

NAME OF INDIVIDUAL OR GROUP                    NUMBER OF SHARES  DOLLAR VALUE OF SHARES PURCHASED(1)
                                                  PURCHASED
---------------------------                    ----------------  -----------------------------------
Michael L. Parodi                                        --                       --
Thomas R. Mika                                           --                       --
James D. McKibben                                     5,620                 $  6,231
George Landreth                                          --                       --
Carole Anne Demachkie                                    --                       --
All executive officers (7 individuals), as a         20,576                 $ 29,781
     group
All employees who are not executive officers,       152,503                 $117,799
     as a group

----------
(1) Dollar Value of Shares Purchased is an estimate based on the difference between the market price at the time of the purchase and the price paid times the number of shares purchased.

      The amounts of future stock purchases under the ESPP are not determinable because, under the terms of the ESPP, purchases are based upon elections made by participants. Future purchase prices are not determinable because they are based upon fair market value of our common stock.

REQUIRED VOTE

      Please refer to the section above entitled "Voting" in the Introduction.

RECOMMENDATION OF THE BOARD OF DIRECTORS

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE SECOND AMENDED AND RESTATED EMPLOYEE QUALIFIED STOCK PURCHASE PLAN.

                    SECURITIES AUTHORIZED FOR ISSUANCE UNDER

                            EQUITY COMPENSATION PLANS

      The following table sets forth information as of March 31, 2004 for all of our equity compensation plans, including our 1998 Equity Participation Plan, our 1990 Stock Option Plan, our Equity Incentive Plan and our Stock Option Plan for Outside Directors.

                                                                                                  NUMBER OF SECURITIES
                                                                                                 REMAINING AVAILABLE FOR
                                               NUMBER OF SECURITIES TO BE   WEIGHTED-AVERAGE      FUTURE ISSUANCE UNDER
                                                 ISSUED UPON EXERCISE OF    EXERCISE PRICE OF   EQUITY COMPENSATION PLANS
                                                  OUTSTANDING OPTIONS,    OUTSTANDING OPTIONS,    (EXCLUDING SECURITIES
PLAN CATEGORY                                      WARRANTS AND RIGHTS     WARRANTS AND RIGHTS   REFLECTED IN COLUMN(A))
-------------                                      -------------------     -------------------   -----------------------
                                                           (A)                     (B)                     (C)
Equity compensation plans approved by
  security holders .................................    7,390,328               $1.97                 533,521(1)
Equity compensation plans not approved by
  security holders .................................           --                  --                      --
  Total ............................................    7,390,328               $1.97                 533,521

----------
(1) Excludes 71,052 shares remaining available for future issuance under our Employee Qualified Stock Purchase Plan and excludes the proposed increase of 3,600,000 shares to the 1998 Equity Participation Plan and the proposed increase of 1,000,000 shares to the Option Plan for Outside Directors.

                             PRINCIPAL STOCKHOLDERS

      As of July 15, 2004 there were no beneficial owners of more than 5% of such stock based upon information received from such persons or contained in filings made with the SEC. For purposes of this proxy, beneficial ownership of securities is defined in accordance with the rules of the SEC and means generally the power to vote or dispose of securities, regardless of any economic interest therein.

                        OWNERSHIP OF STOCK BY MANAGEMENT

      The following table sets forth information with respect to the beneficial ownership of shares of our common stock by our directors, the individuals named in the Summary Compensation Table, and all directors and executive officers as a group as of July 15, 2004. An asterisk denotes beneficial ownership of less than 1%.

                                                                                      SHARES
                                                                                    BENEFICIALLY     PERCENT
NAME OF BENEFICIAL OWNER                    POSITION                                  OWNED(1)      OF CLASS(1)
------------------------                    --------                                ------------    -----------
Michael L. Parodi(2).....................   Chairman of the Board, President           705,500        1.52%
                                            and Chief Executive Officer
Thomas R. Mika(3)........................   Executive Vice President, Chief             74,183           *
                                            Financial Officer
Carole Anne Demachkie(4).................   Vice President & General Manager            17,293           *
James D. McKibben (5) ...................   Vice President, Worldwide Marketing        331,720           *
                                            and Sales
George Landreth(6) ......................   Vice President, Product Development        300,965           *
Jeffrey M. Krauss(7).....................   Director                                   236,500           *
Edward A. Dohring(8).....................   Director                                   235,000           *
H. Duane Wadsworth(9)....................   Director                                    95,000           *
Directors and Executive Officers as a
     group (11 individuals)(10)..........                                            2,532,901        5.27%

----------

(1) Applicable percentage of ownership is based on 45,684,989 shares of common stock outstanding as of July 15, 2004. The number of shares of common stock beneficially owned and calculation of percent ownership of each person or group of persons named above, in each case, takes into account those shares underlying stock options that are currently exercisable, but which may or may not be subject to our repurchase rights held by such person or persons but not for any other person.

(2) Includes options to purchase 697,500 shares of common stock which are exercisable within 60 days and excludes options to purchase 900,000 shares which are not so exercisable.

(3) Includes options to purchase 52,083 shares of common stock which are exercisable within 60 days. and excludes options to purchase 647,917 shares which are not so exercisable.

(4) Includes options to purchase 15,000 shares of common stock which are exercisable within 60 days and excludes options to purchase 265,000 shares which are not so exercisable.

(5) Includes options to purchase 326,100 shares of common stock which are exercisable within 60 days and excludes options to purchase 250,000 shares which are not so exercisable.

(6) Includes options to purchase 290,743 shares of common stock which are exercisable within 60 days and excludes options to purchase 250,000 shares which are not so exercisable.

(7) Includes options to purchase 215,000 shares of common stock which are exercisable within 60 days and excludes options to purchase 10,000 shares which are not so exercisable.

(8) Includes options to purchase 235,000 shares of common stock which are exercisable within 60 days and excludes options to purchase 10,000 shares which are not so exercisable.

(9) Includes options to purchase 85,000 shares of common stock which are exercisable within 60 days and excludes options to purchase 10,000 shares which are not so exercisable.

(10) Includes options to purchase 2,404,166 shares of common stock which are exercisable within 60 days and excludes options to purchase 2,189,140 shares which are not so exercisable.

                                PERFORMANCE GRAPH

                       [Data Represented By A Line Graph]

                                               3/99       3/00      3/01      3/02      3/03      3/04
                                              ------     -------   ------    ------    ------    ------
Tegal Corporation............................ 100.00      220.83   100.00     40.00     12.67     71.67
NASDAQ Stock Market (U.S.)................... 100.00      198.50    76.58     59.96     49.22     76.27
Peer Group................................... 100.00      319.07   153.61    201.80     96.14    154.12

      o $100 Invested on 3/31/99 in stock or index, including investment of dividends. Fiscal year ending March 31.

      o + Peer group consists of the following companies: Applied Material Inc., Genus Inc., KLA-Tencor Corp., Lam Research Corp., Mattson Technology, Inc., Novellus Systems, Inc. and Trikon Technologies, Inc.

                                 PROPOSAL NO. 5

                      RATIFICATION OF INDEPENDENT AUDITORS

      Our Board of Directors appointed the firm of Moss Adams LLP, independent auditors, to audit our financial statements for the fiscal year ending March 31, 2005. We expect representatives of Moss Adams LLP to be present at the Annual Meeting and will have the opportunity to respond to appropriate questions and to make a statement if they desire.

      Our Board of Directors appointed the firm of PricewaterhouseCoopers LLP, independent auditors, to audit our financial statements for the fiscal year ending March 31, 2004.

CHANGES IN INDEPENDENT AUDITORS

      On July 8, 2004, the Audit Committee of the Board of Directors of Tegal Corporation (the "Company") dismissed PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm. The Company decided to change accounting firms in order to reduce costs as part of the Company's ongoing efforts to reduce operating expenses. PricewaterhouseCoopers LLP's reports on the consolidated financial statements of the Company as of, and for the years ended, March 31, 2004 and 2003 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except for an explanatory paragraph included in each of such reports which explanatory paragraph identified factors raising substantial doubt about the Company's ability to continue as a going concern.

      During the period from April 1, 2002 through July 8, 2004, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference thereto in its reports on the consolidated financial statements of the Company as of and for the years ended March 31, 2004 and 2003. During the period from April 1, 2002 through July 8, 2004, there were no reportable events, as that term is defined in Item 304(a)(1)(v) of Regulation S-K, except for a reportable condition related to: the Company's accounting for its 2% Convertible Debentures Due 2011 (the "2% Convertible Debentures") together with related debt issuance costs; and the expertise of the Company's accounting personnel with respect to generally accepted accounting principles related to complex financing and other transactions. In response to the reportable condition, the Company restated its financial results and filed an amended quarterly report on Form 10-Q/A for the quarter ended December 31, 2003 which corrected an error in the accounting for the 2% Convertible Debentures and related debt issuance costs. The restatement reflected increased interest expense, net loss, net loss per share, accumulated deficit and additional paid-in capital as well as decreased current assets. The restatement did not impact any reported revenue, operating expenses or operating loss. Management believes that the reportable condition has been remediated. As of June 15, 2004, all of the Company's 2% Convertible Debentures had been converted into the Company's common stock. In addition, the Company expanded and enhanced its accounting function to include sufficient knowledge of generally accepted accounting principles related to complex financing and other transactions by adding a new certified public accountant to the Company's accounting staff on June 15, 2004.

      The Company has provided PricewaterhouseCoopers LLP with a copy of the foregoing disclosures. A copy of PricewaterhouseCoopers LLP's letter dated July 13, 2004, stating its agreement with such statements, was filed as Exhibit 16.1 to our Current Report on Form 8-K filed July 14, 2004.

      On July 8, 2004, the Audit Committee of the Board of Directors of the Company appointed Moss Adams LLP as its new independent registered public accounting firm as of July 9, 2004. During the two most recent fiscal years and through July 9, 2004, neither the Company nor anyone on its behalf consulted Moss Adams LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, nor has Moss Adams LLP provided to the Company a written report or oral advice regarding such principles or audit opinion.

AUDIT FEES

      The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP for the audit of our annual financial statements for the fiscal year ended March 31, 2004, the reviews of the financial statements included in our quarterly reports on Form 10-Q for the fiscal year ending March 31, 2004, and services that are normally provided by the PricewaterhouseCoopers LLP in connection with statutory and regulatory filings and engagements for that fiscal year were $298,235. The aggregate fees for the services listed above for the fiscal year ending March 31, 2003 were $145,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

      PricewaterhouseCoopers LLP did not render any professional services to us of the type described in Rule 2-01(c)(4)(ii) of Regulation S-X during the fiscal year ended March 31, 2004.

AUDIT-RELATED FEES

      The aggregate fees billed by PricewaterhouseCoopers LLP for assurance and related services that were reasonably related to the performance of the audit or review of Tegal's financial statements and are not reported above under "Audit Fees" were $5,000 during the fiscal year ending March 31, 2004. The services for the fees disclosed under this category were for work done in relation to the Company's acquisition of Simplus Systems Inc.

TAX FEES

      The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for tax compliance, tax advice, and tax planning were $81,931 during the fiscal year ending March 31, 2004 and $75,000 during the fiscal year ending March 31, 2003.

AUDIT COMMITTEE PRE-APPROVAL POLICIES

      The Audit Committee has adopted a policy that requires the Audit Committee to approve all audit and permissible non-audit services to be provided by the independent auditors. The Audit Committee has established a general pre-approval policy for certain audit and non-audit services, up to a specified amount for each identified service that may be provided by the independent auditors. The Chairman of the Audit Committee may specifically approve any service within the pre-approved audit and non-audit service category if the fees for such service exceed the maximum set forth in the policy, as long as the excess fees are not reasonably expected to exceed $50,000. Any such approval by the Chairman must be reported to the Audit Committee at its next scheduled meeting. The general pre-approval fee levels for all services to be provided by the independent auditors are reviewed annually by the Audit Committee. The Company's non-audit services, other than the annual tax return, provided by PricewaterhouseCoopers LLP were 2% of the total audit fees for the fiscal year ended March 31, 2004. The Company's annual tax return services provided by PricewaterhouseCoopers LLP were 27% of the total audit fees for the fiscal year ended March 31, 2004.

REQUIRED VOTE

      Please refer to the section above entitled "Voting" in the Introduction.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2005.

      Ratification of the appointment of Moss Adams LLP as our independent auditors is not required by our bylaws or other applicable legal requirements. However, our board is submitting the selection of Moss Adams LLP to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the Audit Committee of the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee at its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in our best interests and in the best interests of our stockholders.

                             AUDIT COMMITTEE REPORT

      Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the following Audit Committee Report shall not be incorporated by reference into any such filings and shall not otherwise be deemed to be filed under such Acts.

      The Audit Committee of our Board of Directors is comprised of independent directors as required by the listing standards of the Nasdaq National Market. The Audit Committee operates pursuant to a written charter adopted by our Board of Directors, a copy of which has been filed with the SEC.

      The role of the Audit Committee is to oversee our financial reporting process on behalf of the Board of Directors. Our management has the primary responsibility for our financial statements as well as our financial reporting process, principles and internal controls. The independent auditors are responsible for performing an audit of our financial statements and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles.

      In this context, the Audit Committee has reviewed and discussed our audited financial statements as of and for the year ended March 31, 2004 with management and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and it has discussed with the auditors their independence from us. The Audit Committee has also considered whether the independent auditor's provision of information technology services and other non-audit services to us is compatible with maintaining the auditor's independence.

      Based on the reports and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended March 31, 2004, for filing with the Securities and Exchange Commission.

      Submitted on July 23, 2004 by the members of the Audit Committee of the Board of Directors.

                                       Edward A. Dohring
                                       Jeffrey M. Krauss
                                       H. Duane Wadsworth

                       CODE OF BUSINESS CONDUCT AND ETHICS

      Our Code of Business Conduct and Ethics is available to stockholders, upon written request, and is posted on the Company's website. If you would like a copy of our Code, please send your request to: Thomas Mika, Secretary, Tegal Corporation, 2201 S. McDowell Blvd, Petaluma, CA 94954.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act, requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership (Forms 3, 4 and 5) with the SEC. Officers, directors and greater-than-ten-percent holders are required to furnish us with copies of all such forms which they file.

      To our knowledge, based solely on our review of such reports or written representations from certain reporting persons, we believe that all of the filing requirements applicable to our officers, directors, greater-than-ten-percent beneficial owners and other persons subject to Section 16 of the Exchange Act during fiscal 2004 were complied with.

                DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

                           FOR THE 2005 ANNUAL MEETING

      Stockholder proposals to be presented at the 2005 annual meeting must be received at our principal executive offices no later than April 17, 2005 in order to be considered for inclusion in the proxy materials to be disseminated by the Board of Directors for such annual meeting. To be eligible for inclusion in such proxy materials, such proposals must conform to the requirements set forth in Regulation 14A under the Exchange Act as well as in our bylaws.

      Stockholder proposals to be presented at the 2005 annual meeting must be received at our principal executive offices no later than, July 1, 2005 in order to be considered for inclusion on the 2005 annual meeting agenda. To be eligible for inclusion on the agenda, such proposals must conform to the requirements set forth in Regulation 14A under the Exchange Act as well as in our bylaws.

                                  OTHER MATTERS

      We are not aware of any matters that may come before the meeting other than those referred to in the notice of Annual Meeting of Stockholders. If any other matter shall properly come before the Annual Meeting, however, the persons named in the accompanying proxy intend to vote all proxies in accordance with their best judgment.

      Our 2004 annual report for the fiscal year ended March 31, 2004 has been mailed with this proxy statement.

                                       By Order of the Board of Directors

                                       TEGAL CORPORATION

                                       /s/  Michael L. Parodi
                                       -----------------------------------
                                       MICHAEL L. PARODI
                                       President and CEO
Petaluma, California

August 20, 2004

STOCKHOLDERS OF RECORD ON AUGUST 12, 2004 MAY OBTAIN COPIES OF TEGAL'S ANNUAL REPORT ON FORM 10-K (EXCLUDING EXHIBITS) AND ALL AMENDMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY WRITING TO INVESTOR RELATIONS, TEGAL CORPORATION, 2201 SOUTH MCDOWELL BOULEVARD, PETALUMA, CALIFORNIA 94954.

                                                                      APPENDIX A

          THE SIXTH AMENDED AND RESTATED 1998 EQUITY PARTICIPATION PLAN

                                       OF

                                TEGAL CORPORATION

      Tegal Corporation, a Delaware corporation (the "Company"), hereby amends and restates the Fifth Amended and Restated 1998 Equity Participation Plan of Tegal Corporation (as so amended, the "Plan"), incorporating certain amendments adopted by the Board of Directors on July 23, 2004. The Plan shall become effective on the date it is approved by the Company's stockholders. The Plan was initially adopted by the Board of Directors on July 16, 1998 and the stockholders of the Company on September 15, 1998, with an initial effective date of July 16, 1998. The Plan was amended and restated by the Board of Directors on July 21, 1999 and such amendment was approved by the stockholders on September 21, 1999. The Plan was again amended and restated on July 8, 2000 by the Board of Directors and such amendment was approved by the stockholders on September 19, 2000. The Plan was amended and restated a third time on September 25, 2001 by the Board of Directors and such amendment did not require shareholder approval. The Plan was amended and restated a fourth time on September 9, 2002 and was approved by our stockholders on October 22, 2002. The Plan was amended and restated a fifth time on June 30, 2003 and was approved by our stockholders on September 8, 2003. The purposes of the Plan are as follows:

            (1) To provide an additional incentive for key Employees and Consultants (as such terms are defined below) to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

            (2) To enable the Company to obtain and retain the services of key Employees and Consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

                                   ARTICLE I.

                                   DEFINITIONS

      1.1 General. Wherever the following terms are used in the Plan, they shall have the meanings specified below, unless the context clearly indicates otherwise.

      1.2 Administrator. "Administrator" shall mean the entity that conducts the general administration of the Plan as provided herein. With reference to the administration of the Plan with respect to any Award granted under the Plan, the term "Administrator" shall refer to the Committee unless the Board has assumed the authority for administration of the Plan generally as provided in Section 9.1.

      1.3 Award. "Award" shall mean an Option, a Restricted Stock award or a Stock Appreciation Right which may be awarded or granted under the Plan (collectively, "Awards").

      1.4 Award Agreement. "Award Agreement" shall mean a written agreement executed by an authorized officer of the Company and the Holder which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

      1.5 Award Limit. "Award Limit" shall mean 1,600,000 shares of Common Stock, as adjusted pursuant to Section 10.3 of the Plan.

      1.6 Board. "Board" shall mean the Board of Directors of the Company.

      1.7 Change in Control. "Change in Control" shall mean a change in ownership or control of the Company effected through any of the following transactions:

            (i) any person or related group of persons (other than the Company or a person that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company (or a successor of the Company) possessing more than twenty-five percent (25%) of the total combined voting power of the then outstanding securities of the Company or such successor; or

            (ii) at any time that the Company has registered shares under the Exchange Act, at least 40% of the directors of the Company constitute persons who were not at the time of their first election to the Board, candidates proposed by a majority of the Board in office prior to the time of such first election; or

            (iii) the dissolution of the Company or liquidation of more than 75% in value of the Company or a sale of assets involving 75% or more in value of the assets of the Company, (x) any merger or reorganization of the Company whether or not another entity is the survivor, (y) a transaction pursuant to which the holders, as a group, of all of the shares of the Company outstanding prior to the transaction hold, as a group, less than 50% of the combined voting power of the Company or any successor company outstanding after the transaction, or (z) any other event which the Board determines, in its discretion, would materially alter the structure of the Company or its ownership.

      1.8 Code. "Code" shall mean the Internal Revenue Code of 1986, as amended.

      1.9 Committee. "Committee" shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 9.1.

      1.10 Common Stock. "Common Stock" shall mean the common stock of the Company, par value $.01 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock.

      1.11 Company. "Company" shall mean Tegal Corporation, a Delaware corporation.

      1.12 Consultant. "Consultant" shall mean any consultant or adviser if:

            (a) the consultant or adviser renders bona fide services to the Company;

            (b) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and

            (c) the consultant or adviser is a natural person who has contracted directly with the Company to render such services.

      1.13 Director. "Director" shall mean a member of the Board.

      1.14 DRO. "DRO" shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

      1.15 Employee. "Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

      1.16 Exchange Act. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

      1.17 Fair Market Value. "Fair Market Value" of a share of Common Stock as of a given date shall be (a) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (b) if Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by NASDAQ or such successor quotation system; or (c) if Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Administrator acting in good faith.

      1.18 Holder. "Holder" shall mean a person who has been granted or awarded an Award.

      1.19 Incentive Stock Option. "Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

      1.20 Independent Director. "Independent Director" shall mean a member of the Board who is not an Employee of the Company.

      1.21 Non-Qualified Stock Option. "Non-Qualified Stock Option" shall mean an Option which is not designated as an Incentive Stock Option by the Administrator.

      1.22 Option. "Option" shall mean a stock option granted under Article IV of the Plan. An Option granted under the Plan shall, as determined by the Administrator, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Consultants shall be Non-Qualified Stock Options.

      1.23 Performance Criteria. "Performance Criteria" shall mean the following business criteria with respect to the Company, any Subsidiary or any division or operating unit: (a) net income, (b) pre-tax income, (c) operating income, (d) cash flow, (e) earnings per share, (f) return on equity, (g) return on invested capital or assets, (h) cost reductions or savings, (i) funds from operations,
(j) appreciation in the fair market value of Common Stock and (k) earnings before any one or more of the following items: interest, taxes, depreciation or amortization.

      1.24 Plan. "Plan" shall mean The Sixth Amended and Restated 1998 Equity Participation Plan of Tegal Corporation.

      1.25 Restricted Stock. "Restricted Stock" shall mean Common Stock awarded under Article VII of the Plan.

      1.26 Rule 16b-3. "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

      1.27 Section 162(m) Participant. "Section 162(m) Participant" shall mean any key Employee designated by the Administrator as a key Employee whose compensation for the fiscal year in which the key Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

      1.28 Securities Act. "Securities Act" shall mean the Securities Act of 1933, as amended.

      1.29 Stock Appreciation Right. "Stock Appreciation Right" shall mean a stock appreciation right granted under Article VIII of the Plan.

      1.30 Subsidiary. "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      1.31 Substitute Award. "Substitute Award" shall mean an Option granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock.

      1.32 Termination of Consultancy. "Termination of Consultancy" shall mean the time when the engagement of a Holder as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death, disability or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a Consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

      1.33 Termination of Employment. "Termination of Employment" shall mean the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (a) terminations where there is a simultaneous reemployment or continuing employment of a Holder by the Company or any Subsidiary, (b) at the discretion of the Administrator, terminations which result in a temporary severance of the employee-employer relationship, and (c) at the discretion of the Administrator, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options, unless otherwise determined by the Administrator in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate an Employee's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

                                   ARTICLE II.

                             SHARES SUBJECT TO PLAN

      2.1 Shares Subject to Plan.

      (a) The shares of stock subject to Awards shall be Common Stock, initially shares of the Company's Common Stock, par value $.01 per share. The aggregate number of such shares which may be issued upon exercise of such Options or rights or upon any such awards under the Plan shall not exceed 10,000,000. The shares of Common Stock issuable upon exercise of such Options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares.

      (b) The maximum number of shares which may be subject to Awards, granted under the Plan to any individual in any fiscal year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit.

      2.2 Add-back of Options and Other Rights. If any Option, or other right to acquire shares of Common Stock under any other Award under the Plan, expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by the Plan, the number of shares subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section
2.1. Furthermore, any shares subject to Awards which are adjusted pursuant to
Section 10.3 and become exercisable with respect to shares of stock of another corporation shall be considered cancelled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Shares of Common Stock which are delivered by the Holder or withheld by the Company upon the exercise of any Award under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. If any shares of Restricted Stock are surrendered by the Holder or repurchased by the Company pursuant to Section 7.4 or 7.5 hereof, such shares may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

                                  ARTICLE III.

                               GRANTING OF AWARDS

      3.1 Award Agreement. Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Awards intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of
Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

      3.2 Provisions Applicable to Section 162(m) Participants.

      (a) The Committee, in its discretion, may determine whether an Award is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code.

      (b) Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to a Section 162(m) Participant, including Restricted Stock the restrictions with respect to which lapse upon the attainment of performance goals which are related to one or more of the Performance Criteria.

      (c) To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Article VII which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the Performance Criteria applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various performance targets, in terms of an objective formula or standard, and amounts of such Awards, as applicable, which may be earned for such fiscal year or other designated fiscal period or period of service and (iv) specify the relationship between Performance Criteria and the performance targets and the amounts of such Awards, as applicable, to be earned by each
Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

      (d) Furthermore, notwithstanding any other provision of the Plan, any Award which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

      3.3 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

      3.4 At-Will Employment. Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Consultant for, the Company or any Subsidiary, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written employment agreement between the Holder and the Company and any Subsidiary.

                                   ARTICLE IV.

                GRANTING OF OPTIONS TO EMPLOYEES AND CONSULTANTS

      4.1 Eligibility. Any Employee or Consultant selected by the Committee pursuant to Section 4.4(a)(i) shall be eligible to be granted an Option.

      4.2 Disqualification for Stock Ownership. No person may be granted an Incentive Stock Option under the Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

      4.3 Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee.

      4.4 Granting of Options to Employees and Consultants.

      (a) The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

            (i) Determine which Employees are key Employees and select from among the key Employees or Consultants (including Employees or Consultants who have previously received Awards under the Plan) such of them as in its opinion should be granted Options;

            (ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected key Employees or Consultants;

            (iii) Subject to Section 4.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in
      Section 162(m)(4)(C) of the Code; and

            (iv) Determine the terms and conditions of such Options, consistent with the Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in
      Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

      (b) Upon the selection of a key Employee or Consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate.

      (c) Any Incentive Stock Option granted under the Plan may be modified by the Committee, with the consent of the Holder, to disqualify such Option from treatment as an "incentive stock option" under Section 422 of the Code.

                                   ARTICLE V.

                                TERMS OF OPTIONS

    5.1 Option Price. The price per share of the shares subject to each Option granted to Employees and Consultants shall be set by the Committee; provided, however, that such price shall be no less than 85% of the Fair Market Value of a share of Common Stock on the date the Option is granted and:

        (a) in the case of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted;

        (b) in the case of Incentive Stock Options such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code); and

        (c) in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

    5.2 Option Term. The term of an Option granted to an Employee or consultant shall be set by the Committee in its discretion; provided, however, that, in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from the date the Incentive Stock Option is granted if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of
Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Holder, or amend any other term or condition of such Option relating to such a termination.

    5.3  Option Vesting

    (a) The period during which the right to exercise, in whole or in part, an Option granted to an Employee or a Consultant vests in the Holder shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, unless the Committee otherwise provides in the terms of the Award Agreement or otherwise, no Option shall be exercisable by any Holder who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted. At any time after grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option granted to an Employee or Consultant vests.

    (b) No portion of an Option granted to an Employee or Consultant which is unexercisable at Termination of Employment or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee either in the Award Agreement or by action of the Committee following the grant of the Option.

    (c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year (under the Plan and all other incentive stock option plans of the Company and any parent or subsidiary corporation, within the meaning of Section 422 of the Code) of the Company, exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 5.3(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

    5.4 Substitute Awards. Notwithstanding the foregoing provisions of this
Article V to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant, provided, that the excess of:

        (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award; over

        (b) the aggregate exercise price thereof; does not exceed the excess of;

        (c) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company; over

    (d) the aggregate exercise price of such shares.

    5.5 Termination. In the event of a Holder's Termination of Employment or Termination of Consultancy, such Holder may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination. If, on the date of termination, the Holder is not vested as to his or her entire Option, the shares covered by the unvested portion of the Option shall immediately cease to be issuable under the Option and shall again become available for issuance under the Plan. If, after termination, the Holder does not exercise his or her Option within the time period specified herein, the Option shall terminate, and the shares covered by such Option shall again become available for issuance under the Plan.

                                   ARTICLE VI.

                               EXERCISE OF OPTIONS

    6.1 Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

    6.2 Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

        (a) A written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

        (b) Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

        (c) In the event that the Option shall be exercised pursuant to Section
    10.1 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option; and

        (d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Administrator, may in its discretion (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised;
    (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock which have been owned by the Holder for at least six months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof;
    (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Administrator; (vi) allow payment, in whole or in part, through the delivery of a notice that the Holder has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale; or (vii) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii), (iv), (v) and (vi). In the case of a promissory note, the Administrator may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

    6.3 Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

        (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

        (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

        (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

        (d) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

        (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in the form of consideration used by the Holder to pay for such shares under Section 6.2(d).

    6.4 Rights as Stockholders. Holders shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Holders.

    6.5 Ownership and Transfer Restrictions. The Administrator, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares. The Holder shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder or (b) one year after the transfer of such shares to such Holder.

    6.6 Additional Limitations on Exercise of Options. Holders may be required to comply with any timing or other restrictions with respect to the settlement or exercise of an Option, including a window-period limitation, as may be imposed in the discretion of the Administrator.

                                  ARTICLE VII.

                            AWARD OF RESTRICTED STOCK

    7.1 Eligibility. Subject to the Award Limit, Restricted Stock may be awarded to any Employee who the Committee determines is a key Employee or any Consultant who the Committee determines should receive such an Award.

    7.2  Award of Restricted Stock.

    (a) The Committee may from time to time, in its absolute discretion:

        (i) Determine which Employees are key Employees and select from among the key Employees or Consultants (including Employees or Consultants who have previously received other awards under the Plan) such of them as in its opinion should be awarded Restricted Stock; and

        (ii) Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with the Plan.

    (b) The Committee shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

    (c) Upon the selection of a key Employee or Consultant to be awarded Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

    7.3 Rights as Stockholders. Subject to Section 7.4, upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 7.6, the Holder shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in his Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 7.4.

    7.4 Restriction. All shares of Restricted Stock issued under the Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; provided, however, that, unless the Committee otherwise provides in the terms of the Award Agreement or otherwise, no share of Restricted Stock granted to a person subject to Section 16 of the Exchange Act shall be sold, assigned or otherwise transferred until at least six months and one day have elapsed from the date on which the Restricted Stock was issued, and provided, further, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, by action taken after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. If no consideration was paid by the Holder upon issuance, a Holder's rights in unvested Restricted Stock shall lapse, and such Restricted Stock shall be surrendered to the Company without consideration, upon Termination of Employment or, if applicable, upon Termination of Consultancy with the Company; provided, however, that the Committee in its sole and absolute discretion may provide that such rights shall not lapse in the event of a Termination of Employment following a "change of ownership or control" (within the meaning of Treasury Regulation Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Holder's death or disability; provided, further, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, the Committee in its sole and absolute discretion may provide that no such lapse or surrender shall occur in the event of a Termination of Employment, or a Termination of Consultancy, without cause or following any Change in Control of the Company or because of the Holder's retirement, or otherwise.

    7.5 Repurchase of Restricted Stock. The Committee shall provide in the terms of each individual Award Agreement that the Company shall have the right to repurchase from the Holder the Restricted Stock then subject to restrictions under the Award Agreement immediately upon a Termination of Employment or, if applicable, upon a Termination of Consultancy between the Holder and the Company, at a cash price per share equal to the price paid by the Holder for such Restricted Stock; provided, however, that the Committee in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment following a "change of ownership or control" (within the meaning of Treasury Regulation Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Holder's death or disability; provided, further, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, the Committee in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment or a Termination of Consultancy without cause or following any Change in Control of the Company or because of the Holder's retirement, or otherwise.

    7.6 Escrow. The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Award Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

    7.7 Legend. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Award Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

    7.8 Section 83(b) Election. If a Holder makes an election under Section 83(b) of the Code, or any successor section thereto, to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service.

                                  ARTICLE VIII.

                            STOCK APPRECIATION RIGHTS

    8.1 Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any key Employee or Consultant selected by the Committee. A Stock Appreciation Right may be granted (a) in connection and simultaneously with the grant of an Option, (b) with respect to a previously granted Option, or (c) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.

    8.2  Coupled Stock Appreciation Rights.

    (a) A Coupled Stock Appreciation Right ("CSAR") shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

    (b) A CSAR may be granted to the Holder for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

    (c) A CSAR shall entitle the Holder (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee may impose.

    8.3  Independent Stock Appreciation Rights.

    (a) An Independent Stock Appreciation Right ("ISAR") shall be unrelated to any Option and shall have a term set by the Committee. An ISAR shall be exercisable in such installments as the Committee may determine. An ISAR shall cover such number of shares of Common Stock as the Committee may determine; provided, however, that unless the Committee otherwise provides in the terms of the ISAR or otherwise, no ISAR granted to a person subject to Section 16 of the Exchange Act shall be exercisable until at least six months have elapsed from (but excluding) the date on which the Option was granted. The exercise price per share of Common Stock subject to each ISAR shall be set by the Committee. An ISAR is exercisable only while the Holder is an Employee or Consultant; provided that the Committee may determine that the ISAR may be exercised subsequent to Termination of Employment or Termination of Consultancy without cause, or following a Change in Control, or because of the Holder's retirement, death or disability, or otherwise.

    (b) An ISAR shall entitle the Holder (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee may impose.

    8.4  Payment and Limitations on Exercise.

    (a) Payment of the amounts determined under Section 8.2(c) and 8.3(b) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee. To the extent such payment is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Section 6.3 above pertaining to Options.

    (b) Holders of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock Appreciation Right, including a window-period limitation, as may be imposed in the discretion of the Committee.

                                   ARTICLE IX.

                                 ADMINISTRATION

    9.1 Compensation Committee. The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the
Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a "non-employee director" as defined by Rule 16b-3 and an "outside director" for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

    9.2 Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Award Agreements, and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith, to interpret, amend or revoke any such rules and to amend any Award Agreement provided that the rights or obligations of the Holder of the Award that is the subject of any such Award Agreement are not affected adversely. Any such grant or award under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

    9.3 Majority Rule; Unanimous Written Consent. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

    9.4 Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall receive such compensation, if any, for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Holders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards, and all members of the Committee and the Board shall be fully protected by the Company with respect to any such action, determination or interpretation.

    9.5 Delegation of Authority to Grant Awards. The Committee may, but need not, delegate from time to time some or all of its authority to grant Awards under the Plan to a committee consisting of one or more members of the Committee or of one or more officers of the Company; provided, however, that the Committee may not delegate its authority to grant Awards to individuals (i) who are subject on the date of the grant to the reporting rules under Section 16(a) of the Exchange Act, (ii) who are Section 162(m) Participants or (iii) who are officers of the Company who are delegated authority by the Committee hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation of authority and may be rescinded at any time by the Committee. At all times, any committee appointed under this Section 9.5 shall serve in such capacity at the pleasure of the Committee.

                                   ARTICLE X.

                            MISCELLANEOUS PROVISIONS

    10.1 Not Transferable. No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed; provided, however, that the restrictions set forth in the foregoing clause shall not apply to transfers of Non-Qualified Stock Options, Restricted Stock or Stock Appreciation Rights, subject to the consent of the Administrator, by gift of an Option by an Employee to a Permitted Transferee (as defined below) subject to the following terms and conditions: (i) an Option transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by DRO or by will or the laws of descent and distribution;
(ii) any Option which is transferred to a Permitted Transferee shall continue to be subject to all the terms and considerations of the Option as applicable to the original holder (other than the ability to further transfer the Option);
(iii) the Employee and the Permitted Transferee shall execute any and all documents reasonably requested by the Administrator, including, without limitation, documents to (a) confirm the status of the transferee as a Permitted Transferee, (b) satisfy any requirements for an exemption for the transfer under applicable federal and state securities laws and (c) provide evidence of the transfer; (iv) the shares of Common Stock acquired by a Permitted Transferee through exercise of an Option have not been registered under the Securities Act, or any state securities act and may not be transferred, nor will any assignee or transferee thereof be recognized as an owner of such shares of Common Stock for any purpose, unless a registration statement under the Securities Act and any applicable state securities act with respect to such shares shall then be in effect or unless the availability of an exemption from registration with respect to any proposed transfer or disposition of such shares shall be established to the satisfaction of counsel for the Company. As used in this Section 10.1, "Permitted Transferee" shall mean (i) one or more of the following family members of an Employee: spouse, former spouse, child (whether natural or adopted), stepchild, any other lineal descendant of the Employee, (ii) a trust, partnership or other entity established and existing for the sole benefit of, or under the sole control of, one or more of the above family members of the Employee, or (iii) any other transferee specifically approved by the Administrator after taking into account any state or federal tax or securities laws applicable to transferable Options.

    No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

    Unless an Option has been transferred in accordance with this Section 10.1,
(i) during the lifetime of the Holder, only he may exercise an Option or other Award (or any portion thereof) granted to him under the Plan unless it has been disposed of pursuant to a DRO, and (ii) after the death of the Holder, any exercisable portion of an Option or other Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Holder's will or under the then applicable laws of descent and distribution.

    10.2 Amendment, Suspension or Termination of the Plan. Except as otherwise provided in this Section 10.2, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator. However, without approval of the Company's stockholders given within twelve months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 10.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under the Plan. No amendment, suspension or termination of the Plan shall, without the consent of the Holder, alter or impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Award be granted under the Plan after the first to occur of the following events:

        (a) The expiration of ten years from the date the Plan is adopted by the Board; or

        (b) The expiration of ten years from the date the Plan is approved by the Company's stockholders under Section 10.4.

    The Plan will terminate on July 22, 2014, unless it is terminated sooner by the Administrator pursuant to this Section 10.2.

    10.3 Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

    (a) Subject to Section 10.3 (d), in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator's sole discretion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of

        (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section
    2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit),

        (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards, and

        (iii) the grant or exercise price with respect to any Award.

     (b) Subject to Sections 10.3(b)(vii) and 10.3(d), in the event of any transaction or event described in Section 10.3(a) or of changes in applicable laws, regulations, or accounting principles, the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder's request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

        (i) To provide for either the purchase of any such Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Holder's rights had such Award been currently exercisable or payable or fully vested or the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

        (ii) To provide that the Award cannot vest, be exercised or become payable after such event;

        (iii) To provide that such Award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 5.3 or the provisions of such Award;

        (iv) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

        (v) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock and/or in the terms and conditions of, and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future;

        (vi) To provide that, for a specified period of time prior to such event, the restrictions imposed under an Award Agreement upon some or all shares of Restricted Stock may be terminated, and some or all shares of such Restricted Stock may cease to be subject to repurchase under Section 7.5 or forfeiture under Section 7.4 after such event; and

        (vii) Notwithstanding any other provision of the Plan, in the event of a Change in Control, each outstanding Award shall, immediately prior to the effective date of the Change in Control, automatically become fully exercisable for all of the shares of Common Stock at the time subject to such rights and may be exercised for any or all of those shares as fully-vested shares of Common Stock.

     (c) Subject to Sections 10.3(d), 3.2 and 3.3, the Administrator may, in its discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company.

    (d) With respect to Awards which are granted to Section 162(m) Participants and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section 10.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify under Section 162(m)(4)(C), or any successor provisions thereto. No adjustment or action described in this Section 10.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Award shall always be rounded to the next whole number.

    (e) Notwithstanding the foregoing, in the event that the Company becomes a party to a transaction that is intended to qualify for "pooling of interests" accounting treatment and, but for one or more of the provisions of this Plan or any Award Agreement would so qualify, then this Plan and any Award Agreement shall be interpreted so as to preserve such accounting treatment, and to the extent that any provision of the Plan or any Award Agreement would disqualify the transaction from pooling of interests accounting treatment (including, if applicable, an entire Award Agreement), then such provision shall be null and void. All determinations to be made in connection with the preceding sentence shall be made by the independent accounting firm whose opinion with respect to "pooling of interests" treatment is required as a condition to the Company's consummation of such transaction.

    (f) The existence of the Plan, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

    10.4 Approval of Plan by Stockholders. The Plan will be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of the Plan. Awards may be granted or awarded prior to such stockholder approval, provided that such Awards shall not be exercisable nor shall such Awards vest prior to the time when the Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void. In addition, if the Board determines that Awards other than Options or Stock Appreciation Rights which may be granted to Section 162(m) Participants should continue to be eligible to qualify as performance-based compensation under
Section 162(m)(4)(C) of the Code, the Performance Criteria must be disclosed to and approved by the Company's stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which the Company's stockholders previously approved the Performance Criteria.

    10.5 Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Holder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Award. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow such Holder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

    10.6 Loans. The Committee may, in its discretion, extend one or more loans to key Employees in connection with the exercise or receipt of an Award granted or awarded under the Plan, or the issuance of Restricted Stock awarded under the Plan. The terms and conditions of any such loan shall be set by the Committee.

    10.7 Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in the terms of Awards made under the Plan, or to require a Holder to agree by separate written instrument, that (a)(i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Common Stock underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (b)(i) a Termination of Employment or Termination of Consultancy occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or
(ii) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (iii) the Holder incurs a Termination of Employment or Termination of Consultancy for cause.

    10.8 Effect of Plan Upon Options and Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company (a) to establish any other forms of incentives or compensation for Employees or Consultants of the Company or any Subsidiary or
(b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

    10.9 Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

    10.10 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

    10.11 Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

                               * * * * * * * * * *

    I hereby certify that the foregoing plan was duly adopted by the Board of Directors of Tegal Corporation as of July 23, 2004.

                                                           /s/ THOMAS R. MIKA
                                                           ---------------------
                                                           Thomas R. Mika
                                                           Secretary

                                                                      APPENDIX B

       FOURTH AMENDED AND RESTATED STOCK OPTION PLAN FOR OUTSIDE DIRECTORS
                                       OF
                                TEGAL CORPORATION

         Tegal Corporation, a Delaware corporation (the "Company"), hereby amends and restates the Third Amended and Restated Stock Option Plan for Outside Directors of Tegal Corporation (as so amended, the "Plan"), incorporating certain amendments adopted by the Board of Directors July 23, 2004. The Plan was initially adopted by the Board of Directors and the stockholders of the Company on October 1995, with an initial effective date of October 18, 1995. The Plan was amended and restated on July 16, 1998 by the Board of Directors and such amendment was approved by the stockholders on September 15, 1998. The Plan was again amended and restated on July 8, 2000 by the Board of Directors and such amendment was approved by the stockholders on September 19, 2000. The Plan was again amended and restated on July 17, 2001 by the Board of Directors and such amendment was approved by the stockholders on September 25, 2001. The purposes of the Plan are as follows:

                  (1) To further the growth, development and financial success of the Company by providing additional incentives to its outside directors who share in the responsibility for the management of the Company's business by assisting them to become owners of common stock of the Company and thus to benefit directly from its growth, development and financial success.

                  (2) To enable the Company to obtain and retain the services of the type of outside directors considered essential to the long-range success of the Company by providing and offering them an opportunity to become owners of common stock of the Company.

                                    ARTICLE I

                                   DEFINITIONS

         Whenever the following terms are used in the Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, where the context so indicates.

         SECTION 1.1 -- BOARD

         "Board" shall mean the Board of Directors of the Company.

         SECTION 1.2 -- CHANGE IN CONTROL

         "Change in Control" shall mean a change in ownership or control of the Company effected through either of the following transactions:

                  (a) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept; or

                  (b) there is a change in the composition of the Board over a period of thirty-six (36) consecutive months (or less) such that a majority of the Board members (rounded up to the nearest whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

         SECTION 1.3 -- COMPANY

         "Company" shall mean Tegal Corporation. In addition, "Company" shall mean any corporation assuming, or issuing new stock options in substitution for, Options outstanding under the Plan.

         SECTION 1.4 -- CORPORATE TRANSACTION

         "Corporate Transaction" shall mean any of the following stockholder-approved transactions to which the Company is a party:

                  (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Company is incorporated, form a holding company or effect a similar reorganization as to form whereupon this Plan and all Options are assumed by the successor entity;

                  (b) the sale, transfer or other disposition of all or substantially all of the assets of the Company in complete liquidation or dissolution of the Company in a transaction not covered by the exceptions to clause (a) above; or

                  (c) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

         SECTION 1.5 -- EXCHANGE ACT

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         SECTION 1.6 -- OPTION

         "Option" shall mean an option to purchase the Company's common stock, $0.01 par value, granted under the Plan.

         SECTION 1.7 -- OPTIONEE

         "Optionee" shall mean an Outside Director to whom an Option is granted under the Plan.

         SECTION 1.8 -- OUTSIDE DIRECTOR

         "Outside Director" shall mean a member of the Board who is not an employee of the Company, a Parent Corporation or a Subsidiary under Section 3401(c) of the Code and who is not legally or contractually prohibited from receiving and holding personally an Option.

         SECTION 1.9 -- PARENT CORPORATION

         "Parent Corporation" shall mean any corporation, other than the Company, in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         SECTION 1.10 -- PLAN

         "Plan" shall mean The Fourth Amended and Restated Stock Option Plan for Outside Directors of Tegal Corporation.

         SECTION 1.11 -- RULE 16B-3

         "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, including as such Rule may be amended or superseded in the future.

         SECTION 1.12 -- SECRETARY

         "Secretary" shall mean the Secretary of the Company.

         SECTION 1.13 -- SECURITIES ACT

         "Securities Act" shall mean the Securities Act of 1933, as amended.

         SECTION 1.14 -- SUBSIDIARY

         "Subsidiary" shall mean any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in an unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         SECTION 1.15 -- TERMINATION OF DIRECTORSHIP

         "Termination of Directorship" shall mean the time when an Optionee ceases to be a director of the Company for any reason, including, without limitation, a termination by resignation, failure to be elected, death, disability or retirement. The Board, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Directorship.

                                   ARTICLE II

                             SHARES SUBJECT TO PLAN

         SECTION 2.1 -- SHARES SUBJECT TO PLAN

         The shares of stock subject to Options shall be shares of the Company's common stock, $0.01 par value (the "Common Stock"). The aggregate number of such shares which may be issued upon exercise of Options shall not exceed 1,600,000.

         SECTION 2.2 -- UNEXERCISED OPTIONS

         If any Option expires or is cancelled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation may again be optioned hereunder, subject to the limitations of Section 2.1.

         SECTION 2.3 -- CHANGES IN COMPANY'S SHARES

         In the event that the outstanding shares of Common Stock of the Company are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, appropriate adjustments shall be made by the Board in the number and kind of shares for the purchase of which Options may thereafter be granted, including adjustments of the limitations in
Section 2.1 on the maximum number and kind of shares which may be issued on exercise of Options.

                                   ARTICLE III

                               GRANTING OF OPTIONS

         SECTION 3.1 -- ELIGIBILITY

         Any Outside Director of the Company shall be eligible to be granted Options.

         SECTION 3.2 -- TAX STATUS OF STOCK OPTIONS

         Options granted under the Plan do not qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended.

         SECTION 3.3 -- NON-DISCRETIONARY GRANTS

                  (a) Any person who is not an Outside Director on the effective date of this Plan, but who later becomes an Outside Director, shall be granted on the date of his initial election or appointment as an Outside Director an Option to purchase 50,000 shares of Common Stock.

                  (b) Commencing on the effective date of this Plan, each Outside Director shall be granted an Option to purchase 25,000 shares of Common Stock on the date of each annual meeting of the Company's stockholders at which such Outside Director is re-elected to the Board of Directors; provided, that an Outside Director who has received an Option pursuant to Section 3.3(a) above shall not receive an Option pursuant to this Section 3.3(b) until his or her initial Option grant pursuant to Section 3.3(a) shall have vested in full.

                  (c) Notwithstanding anything to the contrary, any Outside Director may elect to waive his right to be granted an Option under this Section 3.3 by giving a six month advance written notice of such waiver from the effective date of the Outside Director's right to receive such Option.

         SECTION 3.4 -- DISCRETIONARY GRANTS

                  (a) The Board shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

                           (i) Select from among the Outside Directors
                  (including Outside Directors who have previously received Options under the Plan) such of them as in its opinion should be granted Options;

                           (ii) Determine the number of shares to be subject to
                  such Options granted to the selected Independent Directors;

                           (iii) Subject to the provisions of Article 4
                  determine the terms and conditions of such Options, consistent with the Plan.

         SECTION 3.5 -- NO OPTION GRANT WHERE PROHIBITED

         No person shall be granted an Option under the Plan if at the time of such grant, the grant is prohibited by applicable law or by the policies of the employer of such person or of any other company of which such person is a member of the board of directors or a general partner.

         SECTION 3.6--OPTIONS IN LIEU OF CASH COMPENSATION

         (a) In addition to those Options referenced in Sections 3.3 and 3.4, each Outside Director may elect to receive all or any portion of his or her Director's Fee either (i) in cash or (ii) in the form of an Option. "Director's Fee" shall mean the amount of compensation set by the Board from time to time and as payable to a Director for services as a Director; but shall not include any fees payable by reason of Committee membership and/or attendance.

         (b) In order to receive Director's Fees in the form of an Option in lieu of cash compensation the Outside Director must elect in writing at least six months prior to the date of payment of the Director's Fee (the "Payment Date"). The election shall be irrevocable with respect to the Payment Date for which it is made, and shall remain in effect for a subsequent Payment Date unless revoked in writing at least six months prior to the relevant Payment Date.

                                   ARTICLE IV

                                TERMS OF OPTIONS

         SECTION 4.1 -- OPTION AGREEMENT

         Each Option shall be evidenced by a written Outside Director Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions, as the Board shall determine, consistent with the Plan.

         SECTION 4.2 -- OPTION PRICE

                  (a) Unless otherwise provided by the Board and set forth in the Outside Director Stock Option Agreement, the price of the shares of Common Stock subject to each Option shall equal the Fair Market Value of such shares on the date such Option is granted.

                  (b) For purposes of the Plan, the "Fair Market Value" of a share of the Common Stock as of a given grant date shall be: (i) the closing price of a share of the Common Stock on the principal exchange on which shares of the Common Stock are then trading, if any, on such grant date, or, if shares were not traded on such grant date, then on the next preceding trading day during which a sale occurred; or (ii) if the Common Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, (1) the last reported sales price (if the Common Stock is then quoted on the Nasdaq National Market) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the Common Stock on such grant date as reported by Nasdaq or such successor quotation system; or (iii) if the Common Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the mean between the closing bid and asked prices for the Common Stock, on such grant date, as determined in good faith by the Board; or (iv) if the Common Stock is not publicly traded, the fair market value established by the Board acting in good faith.

         SECTION 4.3 -- COMMENCEMENT OF EXERCISABILITY

                  (a) Subject to Section 4.7, each Option granted pursuant to
         Section 3.3(a) shall become exercisable on the first anniversary of the date of Option grant.

                  (b) Subject to Section 4.7, each Option granted pursuant to
         Section 3.3(b) shall become exercisable as to 1/12th of the total number of shares subject to the Option on the first day of each calendar month following the date of Option grant.

                  (c) Notwithstanding the foregoing, an Outside Director may not exercise an otherwise exercisable Option granted pursuant to Section
         3.3 or 3.4 unless such Outside Director attended at least seventy-five percent (75%) of the meetings of the Board during the twelve month period (the "Attendance Period") preceding the date of exercise of the Option; provided, however, that installments of an Option which becomes exercisable prior to the commencement of the Attendance Period shall remain exercisable by the Optionee.

                  (d) All Options granted under Section 3.6 will be fully vested and exercisable on the date of Option grant.

                  (e) At any time after grant of an Option, the Board may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests.

                  (f) No portion of an Option which is unexercisable at Termination of Directorship shall, under any circumstances, thereafter become exercisable.

         SECTION 4.4 -- EXPIRATION OF OPTIONS

         Subject to Section 4.7, in the event of the Optionee's Termination of Directorship, such Optionee may exercise his or her Option within such period of time as is specified in the Outside Director Stock Option Agreement to the extent that the Option is vested and exercisable on the date of termination. In no event may an Option be exercised to any extent by anyone after ten years from the date the Option was granted. If, after termination, the Optionee does not exercise his or her Option within the time period specified herein or in the Outside Director Stock Option Agreement, the Option shall terminate and the shares covered by such Option shall again become available for issuance under the Plan.

         SECTION 4.5 -- CONSIDERATION

         In consideration of the granting of the Option, the Optionee shall agree, in the written Outside Director Stock Option Agreement, to serve as a Director of the Company until the next annual meeting of the stockholders of the Company. Nothing in this Plan or in any Outside Director Stock Option Agreement hereunder shall confer upon any Optionee any right to continue as a director of the Company.

         SECTION 4.6 -- CHANGES IN COMMON STOCK OR ASSETS OF THE COMPANY, ACQUISITION OR LIQUIDATION OF THE COMPANY AND OTHER CORPORATE EVENTS

         Subject to Section 4.7, in the event that the Board determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Board's sole discretion, affects the Common Stock such that an adjustment is determined by the Board to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, then the Board shall, in such manner as it may deem equitable, adjust any or all of

                  (a) the number and kind of shares of Common Stock (or other securities or property) with respect to which Options may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued),

                  (b) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options, and

                  (c) the exercise price with respect to any Option.

         SECTION 4.7 -- OCCURRENCE OF A CHANGE IN CONTROL OR CORPORATE
TRANSACTION

         Upon the occurrence of either a Change in Control or a Corporate Transaction, each Option outstanding under the Plan shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 4.3(a) or Section 4.3(b). Upon the occurrence of any Change in Control, or upon stockholder approval of any Corporate Transaction, the Company shall promptly provide written notice thereof to each Optionee. No Option may be exercised to any extent after the occurrence of a Corporate Transaction; provided, however, that such termination of exercise rights shall not occur until after the related Corporate Transaction has closed and appropriate arrangements shall be made to permit any Options outstanding to be exercised in connection with such closing.

                                    ARTICLE V

                               EXERCISE OF OPTIONS

         SECTION 5.1 -- PERSON ELIGIBLE TO EXERCISE

         During the lifetime of the Optionee, only the Optionee may exercise an Option granted to the Optionee, or any portion thereof unless it has been disposed of pursuant to a qualified domestic relations order as defined under the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under Section 4.4 or Section 4.7, be exercised by the Optionee's personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

         SECTION 5.2 -- PARTIAL EXERCISE

         Subject to Section 4.3, at any time and from time to time prior to the time when an exercisable Option or exercisable portion thereof become unexercisable under Section 4.4 or Section 4.7, such Option or portion thereof may be exercised in whole or in part; provided, however, that in no event may an Option be exercised as to less than one hundred (100) shares at any one time, or the remaining shares covered by the Option if less than two hundred (200); provided, further, that the Company shall not be required to issue fractional shares.

         SECTION 5.3 -- MANNER OF EXERCISE

         An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when such Option or such portion becomes unexercisable under Section 4.4 or Section 4.7:

                  (a) Notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion thereof, stating that such Option or portion thereof is exercised, such notice complying with any applicable rules established by the Board;

                  (b) Full payment for the shares with respect to which such Option or portion thereof is thereby exercised (i) in cash or by check,
         (ii) with the consent of the Board, in shares of Common Stock held by the Optionee for at least six (6) months with a Fair Market Value equal to the aggregate exercise price of the Option or exercised portion thereof on the date of Option exercise, (iii) with the consent of the Board, in surrendered shares of Common Stock issuable upon the exercise of the Option with a Fair Market Value equal to the aggregate exercise price of the Option or exercised portion thereof on the date of Option exercise, (iv) with the consent of the Board, any combination of the foregoing, or (v) by other means authorized by the Board;

                  (c) Such representations and documents as the Board, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Board may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

                  (d) In the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

         SECTION 5.4 -- CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES

         The shares of stock issuable and deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

                  (a) The admission of such shares to listing or quotation on all stock exchanges or automated quotation services on which such class of stock is then listed or quoted, as the case may be;

                  (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Board shall, in its absolute discretion, deem necessary or advisable;

                  (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Board shall, in its absolute discretion, determine to be necessary or advisable;

                  (d) The payment to the Company of all amounts which it is required to withhold, if any, under federal, state or local law in connection with the exercise of the Option; and

                  (e) The lapse of such reasonable period of time following the exercise of the Option as the Board may establish from time to time for reasons of administrative convenience.

         SECTION 5.5 -- RIGHTS AS STOCKHOLDERS

         The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

                                   ARTICLE VI

                                 ADMINISTRATION

         SECTION 6.1 -- DUTIES AND POWERS OF THE BOARD

         It shall be the duty of the Board to conduct the general administration of the Plan in accordance with its provisions. The Board shall have the power to interpret the Plan and the Options and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules.

         SECTION 6.2 -- MAJORITY RULE

         The Board shall act by a majority of its members in office. The Board may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Board.

         SECTION 6.3 -- COMPENSATION; PROFESSIONAL ASSISTANCE; GOOD FAITH
ACTIONS

         Members of the Board shall receive no additional compensation for their services under the Plan. All expenses and liabilities incurred by members of the Board in connection with the administration of the Plan shall be borne by the Company. The Board may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Board and the Company shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Board in good faith shall be final and binding upon all Optionees, the Company and any other interested persons. No member of the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Board shall be fully protected by the Company in respect to any such action, determination or interpretation.

                                   ARTICLE VII

                                OTHER PROVISIONS

         SECTION 7.1 -- OPTIONS NOT TRANSFERABLE

         No Option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including, without limitation, bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 7.1 shall prevent transfers by will or by the applicable laws of descent and distribution or pursuant to a qualified domestic relations order as defined under the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

         SECTION 7.2 -- AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

         (a) The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. However, unless otherwise determined by the Board and permitted by Rule 16b-3 as then in effect, without approval of the Company's stockholders given within 12 months before or after the action by the Board, no action of the Board may, except as provided in Section 2.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued on exercise of Options, extend the limit imposed in this Section 7.2 on the period during which Options may be granted, or amend or modify the Plan in a manner requiring stockholder approval under Rule 16b-3 or the Code. Neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Option, alter or impair any rights or obligations under any Option theretofore granted.

         (b) The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder including, without limitation, Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and Options shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law and notwithstanding Section 7.2(a), the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

         (c) No Option may be granted during any period of suspension nor after termination of the Plan, and in no event may any Option be granted under the Plan after July 22, 2014.

         SECTION 7.3 -- EFFECTIVE DATE; APPROVAL OF PLAN AND OPTIONS BY STOCKHOLDERS

         The Plan shall be effective as of the date the Plan is approved by the Company's stockholders. If such approval is not obtained, the Plan shall have no force or effect. Options may be granted prior to such stockholder approval under the circumstances and to the extent provided in the Plan; provided, however, that Options so granted shall be conditioned upon the stockholders' approval and shall provide that if such approval is not obtained, the Options shall be null and void and of no further force or effect.

         SECTION 7.4 -- EFFECT OF PLAN UPON OTHER OPTION AND COMPENSATION PLANS

         The adoption of the Plan shall not affect any other compensation or incentive plans in effect for directors of the Company. Nothing in the Plan shall be construed to limit the right of the Company to grant or assume options otherwise than under the Plan in connection with any proper corporate purpose, including, without limitation, the grant or assumption of options in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

         SECTION 7.5 -- NOTICES

         Any notice to be given under the terms of the Plan to the Company shall be addressed to the Company in care of its Secretary and any notice to be given to any Optionee shall be addressed to such Optionee at such Optionee's last address as reflected in the Company's records. By a notice given pursuant to this Section 7.5, either party may designate a different address for notices to be given to it, him or her. Any notice which is required to be given to an Optionee, if the Optionee is then deceased, be given to the Optionee's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 7.5. Any notice shall have been deemed duly given if enclosed in a properly sealed envelope or wrapper addressed as aforesaid at the time it is deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

         SECTION 7.6 -- TITLES

         Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

         I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Tegal Corporation as of July 23, 2004.

                                                           /s/ THOMAS R. MIKA
                                                           ---------------------
                                                           Thomas R. Mika
                                                           Secretary

                                                                      APPENDIX C

                                TEGAL CORPORATION

       SECOND AMENDED AND RESTATED EMPLOYEE QUALIFIED STOCK PURCHASE PLAN

         Tegal Corporation, a Delaware corporation (the "Company"), hereby adopts the Tegal Corporation Second Amended and Restated Employee Qualified Stock Purchase Plan (the "Plan"). The purposes of the Plan are as follows:

         (1) To assist employees of the Company and its Subsidiary Corporations (as defined below) in acquiring a stock ownership interest in the Company pursuant to a plan which is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423(b) of the Internal Revenue Code of 1986, as amended.

         (2) To encourage employees to remain in the employment of the Company and its Subsidiary Corporations.

1.       DEFINITIONS

         As used herein, the terms shall have the following meanings unless the context clearly indicates to the contrary (such definitions to be equally applicable to both the singular and the plural forms of the terms defined):

         (a) "Authorization" has the meaning assigned to that term in Section 3(b) hereof.

         (b) "Board of Directors" or "Board" means the Board of Directors of the Company.

         (c) "Code" means the Internal Revenue Code of 1986, as amended.

         (d) "Committee" means the committee appointed to administer the Plan pursuant to Section 12 hereof.

         (e) "Date of Exercise" means, with respect to any Option, the last day of the Offering Period for which the Option was granted.

         (f) "Date of Grant" means, with respect to any Option, the date upon which the Option is granted, as set forth in Section 3(a) hereof.

         (g) "Eligible Compensation" means the employee's base pay during any six-month Offering Period.

         (h) "Eligible Employee" means an employee of the Company or any Subsidiary Corporation (1) who does not, immediately after the Option is granted, own stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company, a Parent Corporation or a Subsidiary Corporation; (2) who has been employed by the Company or any Subsidiary Corporation for not less than three months; (3) whose customary employment is for more than 20 hours per week; and (4) whose customary employment is for more than five months in any calendar year. For purposes of paragraph (i), the rules of Section 424(d) of the Code with regard to the attribution of stock ownership shall apply in determining the stock ownership of an individual, and stock which an employee may purchase under outstanding options shall be treated as stock owned by the employee. During a leave of absence meeting the requirements of Treasury Regulation 1.421-7(h)(2), an individual shall be treated as an employee of the Company or Subsidiary Corporation employing such individual immediately prior to such leave. "Eligible Employee" shall not include any director of the Company or any Subsidiary Corporation who does not render services to the Company in the status of an employee within the meaning of Section 3401(c) of the Code.

         (i) "Offering Period" shall mean the six-month periods commencing January 1 and July 1 of each Plan Year as specified in Section 3(a) hereof. Options shall be granted on the Date of Grant and exercised on the Date of Exercise as provided in Sections 3(a) and 4(a) hereof.

         (j) "Option" means an option granted under the Plan to an Eligible Employee to purchase shares of the Company's Stock.

         (k) "Option Period" means, with respect to any Option, the period beginning upon the Date of Grant and ending upon the Date of Exercise.

         (l) "Option Price" has the meaning set forth in Section 4(b) hereof.

         (m) "Parent Corporation" means any corporation, other than the Company, in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         (n) "Participant" means an Eligible Employee who has complied with the provisions of Section 3(b) hereof.

         (o) "Payday" means the regular and recurring established day for payment of cash compensation to employees of the Company or any Subsidiary Corporation.

         (p) "Plan" means the Tegal Corporation Second Amended and Restated Employee Qualified Stock Purchase Plan.

         (q) "Plan Year" means the calendar year.

         (r) "Rule 16b-3" shall mean that certain Rule 16b-3 under the Securities Exchange Act of 1934, as amended, including as such Rule may be amended or superseded in the future.

         (s) "Stock" means the shares of the Company's common stock, $0.01 par value.

         (t) "Subsidiary Corporation" means any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in an unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.       STOCK SUBJECT TO THE PLAN

         Subject to the provisions of Section 9 hereof (relating to adjustments upon changes in the Stock) and Section 11 hereof (relating to amendments of the
Plan), the Stock which may be sold pursuant to Options granted under the Plan shall not exceed in the aggregate 1,000,000 shares, and may be unissued shares or treasury shares or shares bought on the market for purposes of the Plan.

3.       GRANT OF OPTIONS

         (a) General Statement. The Company shall offer Options under the Plan to all Eligible Employees in successive six-month Offering Periods until the earlier of (i) the date when the number of shares of Stock available under the Plan have been sold or (ii) the date when the Plan is terminated. Date of Grant shall be January 1 and July 1 of each Plan Year. Each Option shall expire on the Date of Exercise immediately after the automatic exercise of the Option pursuant to Section 4(a) hereof. The number of shares of Stock subject to each Option shall equal the payroll deductions authorized by each Participant in accordance with subsection (b) hereof for the Option Period, divided by the Option Price, except as provided in Section 4(a); provided, however, that the maximum number of shares subject to any Option shall not exceed 2,500.

         (b) Election to Participate; Payroll Deduction Authorization. Except as provided in subsection (d) hereof, an Eligible Employee shall participate in the Plan only by means of payroll deduction. Each Eligible Employee who elects to participate in the Plan shall deliver to the Company during the calendar month preceding a Date of Grant, no later than five (5) working days before such Date of Grant, a completed and executed written payroll deduction authorization in a form prepared by the Company (the "Authorization"). An Eligible Employee's Authorization shall give notice of such Eligible Employee's election to participate in the Plan for the next following Offering Period and subsequent Offering Periods and shall designate a stated whole dollar amount or percent of Eligible Compensation to be withheld on each Payday. The amount withheld shall not be less than $10.00 each Payday and the stated amount shall not exceed 10% of Eligible Compensation. The cash compensation payable to a Participant for an Offering Period shall be reduced each Payday through a payroll deduction in an amount equal to the stated withdrawal amount specified in the Authorization payable on such Payday, and such amount shall be credited to the Participant's account under the Plan. Any Authorization shall remain in effect until the Eligible Employee amends the same pursuant to this subsection, withdraws pursuant to Section 5 or ceases to be an Eligible Employee pursuant to Section 6.

         (c) $25,000 Limitation. No Eligible Employee shall be granted an Option under the Plan which permits his rights to purchase stock under the Plan and under all other employee stock purchase plans of the Company, any Parent Corporation or any Subsidiary Corporation subject to the
         Section 423 of the Code to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the time the Option is granted) for each calendar year in which the Option is outstanding at any time. For purpose of the limitation imposed by this subsection, the right to purchase stock under an Option accrues when the Option (or any portion thereof) first becomes exercisable during the calendar year, the right to purchase stock under an Option accrues at the rate provided in the Option, but in no case may such rate exceed $25,000 of the fair market value of such stock (determined at the time such Option is granted) for any one calendar year, and a right to purchase stock which has accrued under an Option may not be carried over to any other Option.

         (d) Leaves of Absence. During a leave of absence meeting the requirements of Treasury Regulation Section 1.421-7(h)(2), a Participant may continue to participate in the Plan by making cash payments to the Company on each Payday equal to the amount of the Participant's payroll deductions under the Plan for the Payday immediately preceding the first day of such Participant's leave of absence.

4.       EXERCISE OF OPTIONS; OPTION PRICE

         (a) General Statement. Each Participant automatically and without any act on such Participant's part shall be deemed to have exercised such Participant's Option on the Date of Exercise to the extent that the balance then in the Participant's account under the Plan is sufficient to purchase at the Option Price whole shares of the Stock subject to the Option. The Company will pay to the Participant any cash in lieu of fractional shares of Stock remaining after the purchase of whole shares of Stock upon exercise of an Option without any interest thereon. Certificates representing fractional shares will not be issued.

         (b) Option Price Defined. The option price per share of Stock (the "Option Price") to be paid by a Participant upon the exercise of the Participant's Option shall be equal to 85% of the lesser of the fair market value of a share of Stock on the Date of Exercise or the fair market value of a share of Stock on the Date of Grant. The fair market value of a share of Stock as of a given date shall be: (i) the closing price of a share of Stock on the principal exchange on which the Stock is then trading, if any, on such date, or, if shares were not traded on such date, then on the next preceding trading day during which a sale occurred; (ii) if the Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, (1) the last sales price (if the Stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for a share of the Stock on such date, or, if shares were not traded on such date, then on the next preceding trading day during which a sale occurred, as reported by Nasdaq or such successor quotation system; (iii) if the Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the mean between the closing bid and asked prices for a share of Stock on such date, or, if shares were not traded on such date, then on the next preceding trading day during which a sale occurred, as determined in good faith by the Committee; or
         (iv) if the Stock is not publicly traded, the fair market value of a share of Stock established by the Committee acting in good faith.

         (c) Delivery of Share Certificate. As soon as practicable after the exercise of any Option, the Company will deliver to the Participant or his or her nominee the whole shares of Stock purchased by the Participant from funds credited to the Participant's account under the Plan. Any fractional shares of Stock or cash in lieu of fractional shares of Stock remaining after the purchase of whole shares of Stock upon exercise of an Option will be credited to such Participant's account and carried forward and, in the case of cash in lieu of fractional shares, applied toward the purchase of whole shares of Stock pursuant to the Option, if any, granted to such Participant for the next following Offering Period. Certificates representing fractional shares will not be issued. In the event the Company is required to obtain authority from any commission or agency to issue any such certificate, the Company shall seek to obtain such authority. The inability of the Company to obtain authority from any such commission or agency which the Committee, in its absolute discretion, deems necessary for the lawful issuance of any such certificate shall relieve the Company from liability to any Participant except to pay to the Participant the amount of the balance in the Participant's account in cash in one lump sum without any interest thereon.

         (d) Pro Rata Allocations. If the total number of shares of Stock for which Options are to be exercised on any date exceeds the number of shares remaining unsold under the Plan (after deduction of all shares for which Options have theretofore been exercised), the Committee shall make a pro rata allocation of the available remaining shares in as nearly a uniform manner as shall be practicable and any balance of payroll deductions credited to the accounts of Participants which have not been applied to the purchase of shares of Stock shall be paid to such Participants in cash in one lump sum within sixty (60) days after the Date of Exercise, without any interest thereon.

5.       WITHDRAWAL FROM THE PLAN

         (a) General Statement. Any Participant may withdraw from participation under the Plan at any time except that no Participant may withdraw during the last ten (10) days of any Offering Period. A Participant who wishes to withdraw from the Plan must deliver to the Company a notice of withdrawal in a form prepared by the Company (the "Withdrawal Election") not later than ten (10) days prior to the Date of Exercise during any Offering Period. Upon receipt of a Participant's Withdrawal Election, the Company shall pay to the Participant the amount of the balance in the Participant's account under the Plan in cash in one lump sum within sixty (60) days, without any interest thereon. Upon receipt of a Participant's Withdrawal Election by the Company, the Participant shall cease to participate in the Plan, and the Participant's Option shall terminate.

         (b) Eligibility Following Withdrawal. A Participant who withdraws from the Plan and who is still an Eligible Employee shall be eligible to participate again in the Plan as of any subsequent Date of Grant by delivering to the Company an Authorization pursuant to Section 3(b) hereof.

6.       TERMINATION OF EMPLOYMENT

         (a) Termination of Employment Other than by Death. If the employment of a Participant terminates other than by death, the Participant's participation in the Plan automatically and without any act on the Participant's part shall terminate as of the date of the termination of the Participant's employment. As soon as practicable after such termination of employment, the Company will pay to the Participant the amount of the balance in the Participant's account under the Plan without any interest thereon. Upon a Participant's termination of employment covered by this Section 6(a), the Participant's Authorization, interest in the Plan and Option under the Plan shall terminate.

         (b) Termination By Death. If the employment of a participant is terminated by the Participant's death, the executor of the Participant's will or the administrator of the Participant's estate by written notice to the Company may request payment of the balance in the Participant's account under the Plan, in which event the Company shall make such payment without any interest thereon as soon as practicable after receiving such notice; upon receipt of such notice the Participant's Authorization, interest in the Plan and Option under the Plan shall terminate. If the Company does not receive such notice prior to the next Date of Exercise, the Participant's Option shall be deemed to have been exercised on such Date of Exercise.

7.       RESTRICTION UPON ASSIGNMENT

         An Option granted under the Plan shall not be transferable other than by will or the laws of descent and distribution, and is exercisable during the Participant's lifetime only by the Participant. Except as provided in Section 6(b) hereof, an Option may not be exercised to any extent except by the Participant. The Company shall not recognize and shall be under no duty to recognize any assignment or alienation of the Participant's interest in the Plan, the Participant's Option or any rights under the Participant's Option.

8.       NO RIGHTS OF STOCKHOLDERS UNTIL SHARES ISSUED

         With respect to shares of Stock subject to an Option, a Participant shall not be deemed to be a stockholder of the Company, and the Participant shall not have any of the rights or privileges of a stockholder, until such shares have been issued to the Participant or his or her nominee following exercise of the Participant's Option. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash, securities, or other property) or distribution or other rights for which the record date occurs prior to the date of such issuance, except as otherwise expressly provided herein.

9.       CHANGES IN THE STOCK; ADJUSTMENTS OF AN OPTION

         Whenever any change is made in the Stock or to Options outstanding under the Plan, by reason of a stock split, stock dividend, recapitalization or other subdivision, combination, or reclassification of shares, appropriate action shall be taken by the Committee to adjust accordingly the number of shares of Stock subject to the Plan and the number and the Option Price of shares of Stock subject to the Options outstanding under the Plan to preserve, but not increase, the rights of Participants hereunder.

10.      USE OF FUNDS; NO INTEREST PAID

         All funds received or held by the Company under the Plan shall be included in the general funds of the Company free of any trust or other restriction and may be used for any corporate purpose. No interest will be paid to any Participant or credited to any Participant's account under the Plan with respect to such funds.

11.      AMENDMENT OF THE PLAN

         The Board of Directors may amend, suspend, or terminate the Plan at any time and from time to time, provided that approval by a vote of the holders of more than 50% of the outstanding shares of the Company's capital stock entitled to vote shall be required to amend the Plan (i) to change the number of shares of Stock reserved for sale pursuant to Options under the Plan, (ii) to decrease the Option Price below a price computed in the manner stated in Section 4(b) hereof, (iii) to alter the requirements for eligibility to participate in the Plan or (iv) in any manner that would cause the Plan to no longer be an "employee stock purchase plan" within the meaning of Section 423(b) of the Code. The Plan shall terminate on July 22, 2014, unless terminated sooner by the Board of Directors pursuant to this Section 11.

12.      ADMINISTRATION BY COMMITTEE; RULES AND REGULATIONS

         (a) Appointment of Committee. The Plan shall be administered by the Committee, which shall be composed of not less than two members of the Board of Directors, none of whom shall be eligible to serve on the Committee unless such member is then a "disinterested person" within the meaning of Rule 16b-3 which has been adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, if and as such rule is then in effect. Each member of the Committee shall serve for a term commencing on a date specified by the Board of Directors and continuing until the member dies or resigns or is removed from office by the Board of Directors. The Committee at its option may utilize the services of an agent to assist in the administration of the Plan including establishing and maintaining an individual securities account under the Plan for each Participant.

         (b) Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with the provisions of the Plan. The Committee shall have the power to interpret the Plan and the terms of the Options and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan.

         (c) Majority Rule. The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

         (d) Compensation; Professional Assistance; Good Faith Actions. All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.

13.      NO RIGHTS AS AN EMPLOYEE

         Nothing in the Plan shall be construed to give any person (including any Eligible Employee or Participant) the right to remain in the employment of the Company, a Parent Corporation or a Subsidiary Corporation or to affect the right of the Company, any Parent Corporation or any Subsidiary Corporation to terminate the employment of any person (including any Eligible Employee or Participant) at any time, with or without cause.

14.      MERGER, ACQUISITION OR LIQUIDATION OF THE COMPANY

         In the event of the merger or consolidation of the Company into another corporation, the acquisition by another corporation of all or substantially all of the Company's assets or 50% or more of the Company's then outstanding voting stock, the liquidation or dissolution of the Company or any other reorganization of the Company, the Date of Exercise with respect to outstanding Options shall be the business day immediately preceding the effective date of such merger, consolidation, acquisition, liquidation, dissolution, or reorganization unless the Committee shall, in its sole discretion, provide for the assumption or substitution of such Options in a manner complying with Section 424(a) of the Code.

15.      EFFECTIVE DATE; APPROVAL BY STOCKHOLDERS; TERM

         The Plan shall be effective as of the date the Plan is approved by the Company's stockholders. If such approval is not obtained, the Plan shall have no force or effect. Options may be granted prior to such stockholder approval under the circumstances and to the extent provided in the Plan; provided, however, that Options so granted shall be conditioned upon the stockholders' approval and shall provide that if such approval is not obtained, the Options shall be null and void and of no further force or effect. No Option may be granted during any period of suspension of the Plan or after termination of the Plan.

16.      EFFECT UPON OTHER PLANS

         The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company, any Parent Corporation or any Subsidiary Corporation. Nothing in this Plan shall be construed to limit the right of the Company, any Parent Corporation or any Subsidiary Corporation (a) to establish any other forms of incentives or compensation for employees of the Company, any Parent Corporation or any Subsidiary Corporation or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, without limitation, the grant or assumption of options in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

17.      CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES

         The Company shall not be required to issue or deliver any certificate or certificates for shares of Stock purchased upon the exercise of Options prior to fulfillment of all the following conditions:

         (a) The admission of such shares to listing or quotation on all stock exchanges or automated quotation services on which such class of stock is then listed or quoted, as the case may be;

         (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable;

         (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable;

         (d) The payment to the Company of all amounts which it is required to withhold under federal, state or local law upon exercise of the Option; and

         (e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

18.      NOTIFICATION OF DISPOSITION

         Each Participant shall give prompt notice to the Company of any disposition or other transfer of any shares of Stock purchased upon exercise of an Option if such disposition or transfer is made (a) within two (2) years from the Date of Grant of the Option or (b) within one (1) year after the transfer of such shares to such Participant upon exercise of such Option. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Participant in such disposition or other transfer.

19.      NOTICES

         Any notice to be given under the terms of the Plan to the Company shall be addressed to the Company in care of its Secretary and any notice to be given to any Eligible Employee or Participant shall be addressed to such Employee at such Employee's last address as reflected in the Company's records. By a notice given pursuant to this Section 19, either party may designate a different address for notices to be given to it, him or her. Any notice which is required to be given to an Eligible Employee or a Participant shall, if the Eligible Employee or Participant is then deceased, be given to the Eligible Employee's or Participant's personal representative if such representative has previously informed the Company of his status and address by written notice under this
Section 19. Any notice shall have been deemed duly given if enclosed in a properly sealed envelope or wrapper addressed as aforesaid at the time it is deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

20.      HEADINGS

         Headings are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

         I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Tegal Corporation as of July 23, 2004.

                                                         /s/ THOMAS R. MIKA
                                                         -----------------------
                                                         Thomas R. Mika
                                                         Secretary

PROXY

                                TEGAL CORPORATION

            THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF

               DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS ON

                               SEPTEMBER 21, 2004.

The undersigned hereby appoints Michael L. Parodi with full power of substitution, as proxy, and hereby authorizes him to represent and to vote, as designated below, all shares of common stock of Tegal Corporation which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held on September 21, 2004, and any and all adjournments or postponements of the Annual Meeting.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

--------------------------------------------------------------------------------

                             -FOLD AND DETACH HERE -

                                                                                             Please mark
                                                                                             your votes as
                                                                                              indicated in      [X]
                                                                                             this example

       THIS PROXY WILL BE VOTED AS DIRECTED. IF NO CONTRARY INSTRUCTION IS

           INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE

                           FOUR NOMINEES LISTED BELOW.

               The Board of Directors recommends that you vote FOR

             the nominees in Proposal 1, FOR adoption of Proposal 2,

         FOR adoption of Proposal 3, FOR adoption of Proposal 4 and FOR adoption of Proposal 5.

1.   Election of Directors:
                                                                                     FOR                WITHHOLD
     01 Edward A. Dohring, 02 Jeffrey M. Krauss 03 Michael L. Parodi and         all nominees           AUTHORITY
     04 H. Duane Wadsworth.                                                     listed (except         to vote for
                                                                                 as marked to         all nominees
                                                                                the contrary)            listed
                                                                                    [   ]                 [   ]

     INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list above.

2.   Proposal to amend the 1998 Equity Participation Plan to increase the number  FOR       AGAINST           ABSTAIN
     of shares available for issuance from 6,400,000 to 10,000,000.              [   ]       [   ]             [   ]

3.   Proposal to amend the Option Plan for Outside Directors to increase          FOR       AGAINST           ABSTAIN
     the number of shares available for issuance from 600,000 to                 [   ]       [   ]             [   ]
     1,600,000.
4.   Proposal to amend the Employee Qualified Stock Purchase Plan to              FOR       AGAINST           ABSTAIN
     increase the number of shares available for issuance from 500,000 to        [   ]       [   ]             [   ]
     1,000,000.
5.   Proposal to ratify the appointment of Moss Adams LLP as our independent      FOR       AGAINST           ABSTAIN
     auditors for the fiscal year ending March 31, 2005.                         [   ]       [   ]             [   ]

6. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any and all adjournments or postponements of the Annual Meeting.

                                   ANY PREVIOUS PROXY EXECUTED BY THE
                                   UNDERSIGNED IS HEREBY REVOKED.

                                   Receipt of the notice of the Annual Meeting and the proxy statement is hereby acknowledged.

                                   PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
                                   CARD PROMPTLY USING THE ENCLOSED ENVELOPE

Signature of Stockholder  ________________________________________________
Dated  _____________________ , 2004

Note: Please sign exactly as addressed hereon. Joint owners should each sign. Executors, administrators, trustees, guardians and attorneys should so indicate when signing. Attorneys should submit powers of attorney. Corporations and partnerships should sign in full corporate or partnership name by an authorized officer.

--------------------------------------------------------------------------------

                             -FOLD AND DETACH HERE-


                      Vote by Internet or Telephone or Mail

                          24 Hours a Day, 7 Days a Week

  Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

                 Your Internet or telephone vote authorizes the
                  named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

                     --------------------------------------

                                    Internet

                           http://www.eproxy.com/tgal

   Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.

                     --------------------------------------

                                    Telephone

                                 1-800-435-6710

    Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the instructions given.

                    ----------------------------------------

                                      Mail

        Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

                    -----------------------------------------

     If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.